UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	May 31, 2014

Date of reporting period:	June 1, 2013 — November 30, 2013

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PDREX

Putnam Dynamic Risk Allocation Fund

Semiannual report 11|30|13

A world of investing.™

Putnam Investments

ASSET ALLOCATION FUNDS invest in a mix of many different types of investments to help weather changing market environments.

Putnam Dynamic
Risk Allocation
Fund

Semiannual report
11 | 30 | 13

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Trustee approval of management contract	17

Financial statements	24

Consider these risks before investing: International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. The fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctua-tions. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. Allocation of assets among asset classes may hurt performance, and efforts to diversify risk through the use of leverage and allocation decisions may not be successful. Derivatives carry additional risks, such as the inability to terminate or sell derivatives positions and the failure of the other party to meet its obligations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Active trading strategies may lose money or not earn a return sufficient to cover trading and other costs. Use of leverage obtained through derivatives increases these risks by increasing investment exposure. Over-the-counter derivatives are also subject to the risk of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. REITs are subject to the risk of economic downturns that have an adverse impact on real estate markets. The use of short selling may result in losses if the securities appreciate in value. Commodities involve market, political, regulatory, and natural conditions risks. Stock and bond prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

Now that 2013 has drawn to a close, a sigh of relief may be in order. The performance of financial markets in the United States and around the world has been better than many had anticipated at the start of the year, despite challenges such as fiscal woes, political wrangling, and geopolitical conflicts.

It appears that most developed economies are in recovery. The U.S. unemployment picture is improving, and economic growth has remained positive. Europe emerged from a multi-year recession in 2013, with growth in the 17-nation eurozone turning positive for the past two calendar quarters. The Japanese government’s aggressive stimulus policies have fostered growth, while China appears to have avoided a major slowdown.

Headwinds remain, however. The positive economic news makes it more likely that the Federal Reserve will taper its $85-billion-a-month bond-buying stimulus program. The end of this unprecedented initiative may test the stability of the recovery. Meanwhile, Washington lawmakers continue to assert different visions for the long-term federal budget, and may again resort to using the debt ceiling as a political instrument, which may unsettle markets.

With uncertainties still ahead, innovative and alternative investment ideas and approaches can be quite helpful to investors. In seeking returns for our shareholders, Putnam’s investment professionals employ fundamental research, active investing, and risk management strategies, and our diverse set of products is designed to address a wide range of financial goals.

It is also important to rely on the advice of your financial advisor, who can help guide you toward your investment goals, based on your time horizon and tolerance for risk.

We would like to welcome new shareholders of the fund and to thank you for investing with Putnam. We would also like to extend our thanks to Elizabeth Kennan, who has retired from the Board of Trustees, for her 20 years of dedicated service.

Putnam Dynamic Risk Allocation Fund

A strategy for allocating risks rather than assets

Unlike a traditional balanced fund of stocks and bonds, Putnam Dynamic Risk Allocation Fund makes allocations across four different risk sources — equity, credit, inflation, and interest rates. We believe this flexible approach can produce better risk-adjusted returns for investors over time.

The fund's management team has experience in global allocation strategies over several market cycles.

Featured from left to right:

Robert J. Kea, CFA® *(industry since 1988)*

James A. Fetch *(industry since 1994)*

Joshua B. Kutin, CFA® *(industry since 1998)*

Robert J. Schoen *(industry since 1990)*

Jason R. Vaillancourt, CFA® *(industry since 1993)*

Diversification does not assure a profit or protect against loss. It is possible to lose money in a diversified portfolio.

A traditional balanced fund emphasizes equity risk

In a traditionally balanced portfolio — 60% equities and 40% fixed income — equities dominate overall portfolio risk, which can lead to an unbalanced risk profile.

Fixed Income 40%
Equity 60%
Equity 90%
Fixed Income 10%
Asset weight
Contribution to risk

A risk allocation fund de-emphasizes equity risk

Putnam Dynamic Risk Allocation Fund diversifies its exposures across a wider range of risk sources, adjusting these allocations based on the portfolio managers' expectations for risk-adjusted returns.

Equity
U.S. equity
Non-U.S. equity
Emerging-market equity
Interest rates
U.S. fixed income
Non-U.S. fixed income
16%
46%
22%
Inflation
TIPS
Commodities
REITs
16%
Credit
High-yield bonds
Emerging-market bonds

Contribution to risk

Illustrations are hypothetical and are not intended to represent the current allocation of any Putnam fund. A traditional balanced fund is represented by a 60%/40% split between equities and fixed income, as defined by Lipper. Risk contribution is from Putnam research, which uses the historical standard deviation for the respective asset classes multiplied by the appropriate asset weight. Leverage may be achieved either through short-term borrowing or through the use of derivatives. Asset weights may exceed 100% in funds that employ leverage due to borrowed capital and/or derivatives exposure. Risk, as measured by standard deviation, gauges how widely a set of values varies from the mean. It is a historical measure of the variability of return earned by an investment portfolio over a 3-year period. Asset weight for Putnam Dynamic Risk Allocation Fund represents a baseline allocation selected by the fund's portfolio managers and is subject to change. It is inclusive of leverage and represents a starting point for future active allocation.

2 Dynamic Risk Allocation Fund
Dynamic Risk Allocation Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 11–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The Putnam Dynamic Risk Allocation Blended Index is an unmanaged index administered by Putnam Management, 50% of which is the MSCI World Index (ND), 40% of which is the Barclays Global Aggregate Bond Index, and 10% of which is the S&P Goldman Sachs Commodity Index. See index descriptions on pages 15–16.

† Returns for the six-month period are not annualized, but cumulative.

4	Dynamic Risk Allocation Fund

Interview with your fund’s portfolio manager

How did the fund perform during the six months ended November 30, 2013?

During the period, markets in many parts of the world climbed a wall of worry, mostly generated by the Federal Reserve’s talk of tapering and fiscal discord in Washington. In this environment, Putnam Dynamic Risk Allocation Fund’s class A shares returned 3.48% during the six months ended November 30, 2013, underperforming its custom benchmark, the Putnam Dynamic Risk Allocation Blended Index.

What was the investment environment like during the period?

At the beginning of the period, markets were rattled in June when Fed Chairman Ben Bernanke stated that the central bank might begin to reduce its asset-purchase program late in 2013 and end it by mid 2014. After Fed Chairman Bernanke clarified his comments, stating that no tapering would occur until the U.S. economy gained a solid footing, markets rallied in July and kept rising throughout the period, though not without bouts of volatility. There was a “good-news-is-bad-news” theme: Whenever there was positive U.S. economic news, investors interpreted it as a sign that the Fed would begin reducing its bond-buying program, and equities lost value. The inverse was also true: When negative economic news came out, investors felt that the Fed’s stimulus program would continue, and stocks rallied.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 11/30/13. See pages 4 and 11–12 for additional fund performance information. Index descriptions can be found on pages 15–16.

Dynamic Risk Allocation Fund	5

In August, the Syrian crisis — and the threat of U.S. military intervention — generated some market volatility. By September, however, the Syrian crisis had subsided, once again spurring a rally in equity markets. Also in September, the Fed announced that it would continue with its bond-buying program of $85 billion per month, citing a weaker economic environment — including a disappointing September unemployment report along with the potential for fiscal discord in Washington — and equity prices rallied even further.

How did the partial government shutdown in October 2013 impact equities?

Despite the 16-day partial government shutdown that began on October 1, U.S. stocks extended their winning streak. Toward the end of the month, the S&P 500 Index hit a record high, while the Nasdaq established a 13-year peak. The Dow Jones Industrial Average posted gains, but remained shy of its mid-September highs. Investors appeared confident that Washington lawmakers would deliver a resolution to the shutdown. Also, investors seem to have interpreted

Allocations are shown as a percentage of the fund’s net assets as of 11/30/13. Short-term investments and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

A negative percentage reflects the effect of fund strategies that are designed to enhance performance if certain securities decline in value.

6	Dynamic Risk Allocation Fund

any negative economic news as a positive indicator for equities, believing that the Fed would not taper. At its October meeting, the Fed decided to maintain its stimulus program until the economy, particularly the weak employment situation, improved. In November, with the shutdown at least temporarily resolved, U.S. equities posted another positive month of performance, with large-cap stocks marking their eighth straight week of gains.

Where did you find positive returns in the portfolio during the period?

In an effort to balance risk in the portfolio, we favored equity and high-quality debt within the high-yield sector, attempting to avoid interest-rate risk. In the corporate high-yield

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 11/30/13. Short-term holdings, TBA commitments, and derivatives, if any, are excluded. Holdings may vary over time.

Dynamic Risk Allocation Fund	7

market, default rates have remained below historical averages as corporations have not spent money in an aggressive manner that could weaken balance sheets. Within equity strategies, U.S. small-cap stocks performed especially well for the portfolio. Reflecting on our decision to reduce interest-rate risk, the fund held an underweight position in both Treasury Inflation-Protected Securities [TIPS] and commodities, both of which aided results.

What was your strategy within commodities?

We were less bullish on commodities, which make up a smaller slice of the portfolio than equities. The portfolio has a small underweight to commodities, and the biggest reason for this is a slackening of demand in the past 18 months. This was mostly the result of slowing demand from China as well as the move out of gold into riskier assets such as equities.

Allocations are shown as a percentage of the fund’s net assets as of 11/30/13. Risk contribution is from Putnam research, which uses the historical standard deviation for the respective asset classes multiplied by the appropriate asset weight. Holdings and allocations may vary over time.

8	Dynamic Risk Allocation Fund

What is your opinion of Japan’s recent economic resurgence?

Over time, Japan has had so many false starts that it is hard to get overly enthusiastic. To be sure, Japan’s policy of monetary policy easing and increased government spending has depressed the value of the yen and injected new life to export companies and certain sectors of the domestic economy. The argument for Japan is that its stock market has been devalued for so long and now it is finally experiencing some growth. But Japan also has significant societal and structural problems, including an aging population and the “brain drain” that occurs when young people leave the country. If the government’s policies fail, we are aware of the magnitude of the potential downside.

What are your views on investing in emerging markets?

We are still not constructive on emerging markets, as they have underperformed in recent years. We believe China stands apart in emerging markets, although growth has slowed from previously high levels. Until the developed economies recover, China lacks the domestic demand to sustain its growth, in our view. We also believe that other emerging markets need the developed world to recover and to buy their goods in order to grow their economies.

What is your outlook?

We generally favor continuing the strategies that we have had in place. Equity and credit risk still appear more attractive to us than interest-rate or inflation risk. Equity prices are not overly expensive, in our view, but they are not cheap, either. We believe our risk allocation portfolio is well prepared for volatility should it return to markets. The fund has exposure to a variety of risks, but no risk dominates in the way that equity risk might dominate a traditional balanced portfolio.

Thank you, Bob, for your time and insights today.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund.

Dynamic Risk Allocation Fund	9

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Robert J. Kea is Co-Head of Global Asset Allocation at Putnam. He holds an M.B.A. from the Bentley University Graduate School of Business and a B.A. from the University of Massachusetts, Amherst. A CFA charterholder, he joined Putnam in 1989 and has been in the investment industry since 1988.

In addition to Bob, your fund’s portfolio managers are James A. Fetch; Joshua B. Kutin, CFA; Robert J. Schoen; and Jason R. Vaillancourt, CFA.

IN THE NEWS

The U.S. unemployment rate has been on a steady decline as of late, recently dipping to 7% for the first time in five years. In what was the first full assessment of the nation’s jobs picture since the 16-day partial government shutdown in early October, the lower unemployment rate is a clear indicator that the U.S. economy has measurably improved since the 2008 financial crisis that rattled markets and economies worldwide. The unemployment rate peaked at 10% in October 2009, according to the Labor Department. The improving job situation also means that the Federal Reserve may be more inclined to begin winding down its $85-billion-a-month asset purchase program in the near future. The Fed’s stimulus efforts have helped keep interest rates low with the goal of fostering economic growth and lowering unemployment. The central bank has stated that it would start tapering its quantitative-easing program when it sees “real and sustainable” progress in job gains.

10	Dynamic Risk Allocation Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended November 30, 2013, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, class R5, class R6, and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 11/30/13

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(9/19/11)		(9/19/11)		(9/19/11)		(9/19/11)		(9/19/11)	(7/2/12)	(7/2/12)	(9/19/11)

	Before	After					Before	After	Net	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value	value

Life of fund	15.93%	9.27%	14.01%	11.01%	14.09%	14.09%	14.71%	10.69%	15.36%	16.70%	16.87%	16.68%
Annual average	6.96	4.12	6.15	4.87	6.19	6.19	6.45	4.73	6.72	7.29	7.35	7.28

1 year	3.44	–2.51	2.63	–2.31	2.68	1.69	2.88	–0.72	3.19	3.70	3.85	3.68

6 months	3.48	–2.47	3.04	–1.96	3.14	2.14	3.19	–0.42	3.40	3.56	3.65	3.66

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Dynamic Risk Allocation Fund	11

Comparative index returns For periods ended 11/30/13

		Lipper Global Flexible
	Putnam Dynamic Risk	Portfolio Funds
	Allocation Blended Index	category average*

Life of fund	22.65%	21.23%
Annual average	9.74	8.98

1 year	11.15	10.04

6 months	6.75	3.70

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, and life-of-fund periods ended 11/30/13, there were 489, 442, and 325 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 11/30/13

	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y

	Before	After	Net	Net	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value

5/31/13	$10.63	$11.28	$10.53	$10.51	$10.66	$11.05	$10.59	$10.68	$10.68	$10.65

11/30/13	11.00	11.67	10.85	10.84	11.00	11.40	10.95	11.06	11.07	11.04

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

The fund made no distributions during the period.

Fund performance as of most recent calendar quarter
Total return for periods ended 12/31/13

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(9/19/11)		(9/19/11)		(9/19/11)		(9/19/11)		(9/19/11)	(7/2/12)	(7/2/12)	(9/19/11)

	Before	After					Before	After	Net	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value	value

Life of fund	16.62%	9.92%	14.58%	11.58%	14.62%	14.62%	15.34%	11.31%	15.95%	17.46	17.54	17.38%
Annual average	6.97	4.23	6.14	4.92	6.16	6.16	6.45	4.81	6.70	7.31	7.34	7.27

1 year	4.00	–1.98	3.16	–1.84	3.13	2.13	3.47	–0.15	3.74	4.33	4.35	4.28

6 months	7.43	1.26	7.01	2.01	6.97	5.97	7.18	3.43	7.28	7.66	7.58	7.61

See the discussion following the Fund performance table on page 11 for information about the calculation of fund performance.

12	Dynamic Risk Allocation Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Net expenses for the fiscal year
ended 5/31/13*	1.41%	2.16%	2.16%	1.91%	1.66%	1.16%‡	1.16%‡	1.16%

Total annual operating expenses for
the fiscal year ended 5/31/13	1.57%	2.32%	2.32%	2.07%	1.82%	1.26%‡	1.16%‡	1.32%

Annualized expense ratio for the
six-month period ended 11/30/13	1.41%	2.16%	2.16%	1.91%	1.66%	1.16%	1.09%	1.16%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report because it includes an impact of 0.01% in fees and expenses of acquired funds. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 9/30/14.

‡ Other expenses are based on expenses of class A shares for the fund’s last fiscal year, adjusted to reflect the lower investor servicing fees applicable to class R5 and R6 shares.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from June 1, 2013, to November 30, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$7.19	$10.99	$11.00	$9.73	$8.46	$5.92	$5.56	$5.92

Ending value (after expenses)	$1,034.80	$1,030.40	$1,031.40	$1,031.90	$1,034.00	$1,035.60	$1,036.50	$1,036.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Dynamic Risk Allocation Fund	13

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended November 30, 2013, use the following calculation method. To find the value of your investment on June 1, 2013, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$7.13	$10.91	$10.91	$9.65	$8.39	$5.87	$5.52	$5.87

Ending value (after expenses)	$1,018.00	$1,014.24	$1,014.24	$1,015.49	$1,016.75	$1,019.25	$1,019.60	$1,019.25

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14	Dynamic Risk Allocation Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain employer-sponsored retirement plans.

Class R5 shares and class R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Global Aggregate Bond Index is an unmanaged index of global investment-grade fixed-income securities.

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI EAFE Index (ND) is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia.

MSCI World Index (ND) is an unmanaged index of equity securities from developed countries.

Putnam Dynamic Risk Allocation Blended Index is a benchmark administered by Putnam Management, comprising 50% MSCI World Index (ND), 40% Barclays Global Aggregate Bond Index, and 10% S&P Goldman Sachs Commodity Index.

S&P 500 Index is an unmanaged index of common stock performance.

S&P Goldman Sachs Commodity Index is a composite index of commodity sector

Dynamic Risk Allocation Fund	15

returns that represents a broadly diversified, unleveraged, long-only position in commodity futures.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2013, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of November 30, 2013, Putnam employees had approximately $427,000,000 and the Trustees had approximately $106,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16	Dynamic Risk Allocation Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2013, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2013, the Contract Committee met in executive session to discuss and consider its preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 20, 2013 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2013, subject to certain changes in these contracts noted below. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services to the fund, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of

Dynamic Risk Allocation Fund	17

scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the current fee arrangements in the management contracts for the Putnam funds were implemented at the beginning of 2010 following extensive review and discussion by the Trustees, as well as approval by shareholders.

As noted above, the Trustees considered changes to the management contracts of all funds that are organized as series of Putnam Funds Trust, including your fund, that were proposed by Putnam Management in an effort to consolidate the contracts of these funds into three separate contracts based on the structure of each fund’s management fee. The Independent Trustees’ approval of these consolidated management contracts was based on their conclusion that the changes were purely for administrative convenience and would not result in any substantive change to the terms of a fund’s existing management contract with Putnam Management or any reduction in the nature and quality of services provided to your fund.

The Trustees also considered administrative revisions to your fund’s sub-management contract. Putnam Management recommended that the sub-management contract be revised to reduce the sub-management fee that Putnam Management pays to PIL with respect to the portion of the portfolios of certain funds, but not your fund, that may be allocated to PIL from time to time. The Independent Trustees’ approval of this recommendation was based on their conclusion that these changes would have no practical effect on Putnam Management’s continued responsibility for the management of these funds or the costs borne by fund shareholders and would not result in any reduction in the nature and quality of services provided to the funds.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the

18	Dynamic Risk Allocation Fund

Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds had sufficiently low expenses that these expense limitations did not apply. However, in the case of your fund, the second of the expense limitations applied during its fiscal year ending in 2012. In addition, Putnam Management has contractually agreed to waive fees (and, to the extent necessary, bear other expenses) through at least September 30, 2014 to the extent that the expenses of your fund (excluding brokerage, interest, taxes, investment-related expenses, extraordinary expenses, payments under the fund’s distribution plans, and acquired fund fees and expenses, but including payments under the fund’s investor servicing and investment management contracts) would exceed an annual rate of 1.15% of the fund’s average net assets. Putnam Management’s support for these expense limitations was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the third quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the third quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2012 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2012 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for

Dynamic Risk Allocation Fund	19

the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2012 was a year of strong competitive performance for many of the Putnam funds, with only a relatively small number of exceptions. They noted that this strong performance was exemplified by the fact that the Putnam funds were recognized by Barron’s as the best performing mutual fund complex for 2012 — the second time in four years that Putnam Management has achieved this distinction for the Putnam funds. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2012 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year, and five-year periods. For a number of Putnam funds with relatively unique

20 Dynamic Risk Allocation Fund

investment mandates, the Trustees evaluated performance based on comparisons of their total returns with the returns of selected investment benchmarks or targeted returns. In the case of your fund, which commenced operations on September 19, 2011, the Trustees considered that its class A share cumulative total return performance at net asset value was in the second quartile of its Lipper Inc. peer group (Lipper Global Flexible Portfolio Funds) for the one-year period ended December 31, 2012 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds). Over this one-year period, there were 378 funds in your fund’s Lipper peer group. Because your fund commenced operations on September 19, 2011, the Trustees considered that there had not been a sufficiently long period of time to allow for definitive conclusions about the fund’s performance. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered a number of other changes that Putnam Management had made in recent years in efforts to support and improve fund performance generally. These changes included Putnam Management’s efforts to increase accountability and to reduce complexity in the portfolio management process for the Putnam equity funds by moving generally from a portfolio management team structure to a decision-making process that vests full authority and responsibility with individual portfolio managers and by affirming its commitment to a fundamental-driven approach to investing. The Trustees noted that Putnam Management had also worked to strengthen its fundamental research capabilities by adding new investment personnel to the large-cap equities research team and by bringing U.S. and international research under common leadership. In addition, the Trustees recognized that Putnam Management has adjusted the compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans

Dynamic Risk Allocation Fund	21

with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

Consideration of your fund’s interim management contract and the continuance of the fund’s sub-management contract

Following the Trustees’ approval of the continuance of your fund’s management and sub-management contracts, on October  8, 2013, The Honourable Paul G. Desmarais passed away. Mr. Desmarais, both directly and though holding companies, controlled a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management. Upon his death, Mr. Desmarais’ voting control of shares of Power Corporation of Canada was transferred to The Desmarais Family Residuary Trust (the “Transfer”). As a technical matter, the Transfer may have constituted an “assignment” within the meaning of the Investment Company Act of 1940, causing the fund’s existing management and sub-management contracts to terminate automatically. On October 18, 2013, the Trustees approved your fund’s interim management contract and the continuance of your fund’s sub-management contract to address this possibility and to avoid disruption of investment advisory and other services provided to your fund. At a subsequent meeting on November 22, 2013, the Trustees, including all of the Independent Trustees, approved new definitive management contracts between the Putnam funds and Putnam Management and determined to recommend their approval to the shareholders of the Putnam funds at a shareholder meeting called for February 27, 2014. Further information regarding the proposed new management contract is included in a proxy statement filed with the SEC on December 20, 2013. The proxy statement was mailed to shareholders of record beginning on or about December 23, 2013.

In considering whether to approve your fund’s interim management contract and new definitive management contract and the continuance of your fund’s sub-management contract, the Trustees took into account that they had most recently approved the annual continuation of the fund’s previous management and sub-management contracts at their meeting in June 2013, as described above. The Trustees considered that the terms of the interim management contract and new definitive management contract were identical to the previous management contract, except for the effective dates and initial terms and for certain non-substantive changes. They also considered that the sub-management contract was identical to the previous sub-management contract, except for the effective dates and initial terms. Because the proposed contracts were substantially identical to the previous versions of these contracts approved by the Trustees at their June 2013 meeting, the Trustees relied to a considerable extent on their prior approval of these contracts. In addition, the Trustees considered a number other factors relating to the Transfer, including, but not limited to, the following:

• Information about the operations of The  Desmarais Family Residuary Trust, including that Paul Desmarais, Jr. and André  Desmarais, Mr. Desmarais’ sons, were expected to exercise, jointly, voting control over the Power Corporation of Canada shares controlled by The Desmarais Family Residuary Trust.

• That Paul Desmarais, Jr. and André Desmarais had been playing active managerial roles at Power Corporation of Canada, with responsibility for the oversight of Power

22 Dynamic Risk Allocation Fund

Corporation of Canada’s subsidiaries, including Putnam Investments, since Power Corporation of Canada had acquired Putnam Investments in 2007, including serving as Directors of Putnam Investments, and that the Transfer would not affect their responsibilities as officers of Power Corporation of Canada.

• The intention expressed by representatives of Power Corporation of Canada and its subsidiaries, Power Financial Corporation and Great-West Lifeco, that there would be no change to the operations or management of Putnam Investments, to Putnam Management’s management of the funds or to investment, advisory and other services provided to the funds by Putnam Management and its affiliates as a result of the Transfer.

• Putnam Management’s assurances that, following the Transfer, Putnam Management would continue to provide the same level of services to each fund and that the Transfer will not have an adverse impact on the ability of Putnam Management and its affiliates to continue to provide high quality investment advisory and other services to the funds.

• Putnam Management’s assurances that there are no current plans to make any changes to the operations of the funds, existing management fees, expense limitations, distribution arrangements, or the quality of any services provided to the funds or their shareholders, as a result of the Transfer.

• The benefits that the funds have received and may potentially receive as a result of Putnam Management being a member of the Power Corporation of Canada group of companies, which promotes the stability of the Putnam organization.

Dynamic Risk Allocation Fund	23

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

24 Dynamic Risk Allocation Fund

The fund’s portfolio 11/30/13 (Unaudited)

COMMON STOCKS (39.6%)*	Shares	Value

Basic materials (1.9%)
Amcor, Ltd. (Australia)	10,485	$105,365

American Vanguard Corp.	59	1,695

Asahi Kasei Corp. (Japan)	26,000	205,066

Assa Abloy AB Class B (Sweden)	3,724	187,966

Axiall Corp.	131	5,934

BASF SE (Germany)	1,807	192,901

Bemis Co., Inc.	2,604	101,634

BHP Billiton PLC (United Kingdom)	4,629	140,491

BHP Billiton, Ltd. (Australia)	7,907	269,109

Cambrex Corp. †	1,625	31,688

Chemtura Corp. †	1,546	40,814

Horsehead Holding Corp. †	1,685	25,224

Innophos Holdings, Inc.	329	15,785

Innospec, Inc.	409	19,922

International Flavors & Fragrances, Inc.	1,839	162,476

Johnson Matthey PLC (United Kingdom)	5,185	268,608

KapStone Paper and Packaging Corp.	385	20,513

Koninklijke Boskalis Westminster NV (Netherlands)	2,412	120,156

Koppers Holdings, Inc.	132	6,254

Kraton Performance Polymers, Inc. †	481	11,202

L.B. Foster Co. Class A	266	12,467

Landec Corp. †	1,012	11,881

Louisiana-Pacific Corp. †	155	2,542

LSB Industries, Inc. †	715	22,937

Minerals Technologies, Inc.	159	9,445

NN, Inc.	1,233	24,598

OM Group, Inc. †	411	13,538

Packaging Corp. of America	2,759	169,016

PPG Industries, Inc.	2,172	399,778

Rio Tinto PLC (United Kingdom)	2,276	120,893

Rio Tinto, Ltd. (Australia)	2,506	150,689

S&W Seed Co. †	1,075	6,171

Sherwin-Williams Co. (The)	1,583	289,736

Sigma-Aldrich Corp.	1,124	96,934

Sumitomo Chemical Co., Ltd. (Japan)	50,000	201,084

Sumitomo Metal Mining Co., Ltd. (Japan)	8,000	106,438

Syngenta AG (Switzerland)	422	165,418

Trex Co., Inc. †	442	31,996

Tronox, Ltd. Class A	363	7,714

voestalpine AG (Austria)	4,073	202,316

W.R. Grace & Co. †	85	8,163

Wendel SA (France)	1,015	140,572

Zep, Inc.	906	17,450

		4,144,579
Capital goods (2.1%)
ABB, Ltd. (Switzerland)	7,587	193,980

Aisin Seiki Co., Ltd. (Japan)	4,500	180,975

Dynamic Risk Allocation Fund	25

COMMON STOCKS (39.6%)* cont.	Shares	Value

Capital goods cont.
Alliant Techsystems, Inc.	245	$29,701

Altra Holdings, Inc.	906	27,524

Astronics Corp. †	229	11,974

AZZ, Inc.	401	19,601

Ball Corp.	3,433	171,581

Boeing Co. (The)	2,335	313,474

Chart Industries, Inc. †	319	31,039

Chase Corp.	534	17,013

Douglas Dynamics, Inc.	785	12,513

DXP Enterprises, Inc. †	168	16,461

European Aeronautic Defence and Space Co. (France)	5,342	378,667

Franklin Electric Co., Inc.	607	27,012

Generac Holdings, Inc.	505	26,896

General Dynamics Corp.	3,120	285,979

Greenbrier Cos., Inc. (The) †	1,076	33,625

HEICO Corp.	215	12,272

Hyster-Yale Materials Holdings, Inc.	183	15,255

IHI Corp. (Japan)	29,000	121,158

II-VI, Inc. †	1,204	19,685

IMI PLC (United Kingdom)	8,549	204,822

JGC Corp. (Japan)	5,000	186,197

Kadant, Inc.	508	21,041

Lockheed Martin Corp.	1,505	213,213

Miller Industries, Inc.	647	12,306

Mine Safety Appliances Co.	200	9,964

NACCO Industries, Inc. Class A	78	5,051

Northrop Grumman Corp.	2,633	296,686

NSK, Ltd. (Japan)	18,000	212,602

Polypore International, Inc. †	123	4,672

Raytheon Co.	3,483	308,872

Rockwell Collins, Inc.	1,349	98,113

Roper Industries, Inc.	1,126	146,042

Singapore Technologies Engineering, Ltd. (Singapore)	43,000	138,439

Standard Motor Products, Inc.	893	31,005

Standex International Corp.	224	13,198

Stoneridge, Inc. †	1,508	19,468

Tenneco, Inc. †	216	12,398

THK Co., Ltd. (Japan)	4,800	116,340

TriMas Corp. †	1,135	41,518

United Technologies Corp.	2,156	239,014

Vinci SA (France)	2,541	163,079

WESCO International, Inc. †	232	19,947

		4,460,372
Communication services (1.4%)
Arris Group, Inc. †	265	5,438

Aruba Networks, Inc. †	300	5,352

AT&T, Inc.	10,220	359,846

BroadSoft, Inc. †	91	2,418

26 Dynamic Risk Allocation Fund

COMMON STOCKS (39.6%)* cont.	Shares	Value

Communication services cont.
BT Group PLC (United Kingdom)	31,891	$194,658

CalAmp Corp. †	887	22,122

CenturyLink, Inc.	4,264	130,905

Deutsche Telekom AG (Germany)	10,212	162,246

EchoStar Corp. Class A †	1,765	88,338

Frontier Communications Corp.	3,352	15,687

HSN, Inc.	221	12,685

IAC/InterActiveCorp.	3,867	221,231

Inteliquent, Inc.	716	8,298

Iridium Communications, Inc. †	1,320	8,118

Loral Space & Communications, Inc.	213	16,812

NTT DoCoMo, Inc. (Japan)	9,100	146,566

Orange (France)	9,007	117,349

RingCentral, Inc. Class A †	115	1,825

Ruckus Wireless, Inc. †	739	9,637

SBA Communications Corp. Class A †	1,144	97,434

ShoreTel, Inc. †	806	6,512

Tele2 AB Class B (Sweden)	4,777	58,141

Telefonica SA (Spain)	8,542	140,190

Telenor ASA (Norway)	5,563	133,548

Telstra Corp., Ltd. (Australia)	33,483	154,218

Ubiquiti Networks, Inc. S	770	30,338

USA Mobility, Inc.	684	10,048

Verizon Communications, Inc.	12,764	633,350

Vodafone Group PLC (United Kingdom)	44,812	166,125

		2,959,435
Conglomerates (0.9%)
3M Co.	5,782	771,955

Danaher Corp.	5,538	414,242

Exor SpA (Italy)	2,217	86,840

General Electric Co.	9,829	262,041

Marubeni Corp. (Japan)	7,000	50,769

Siemens AG (Germany)	2,402	317,332

		1,903,179
Consumer cyclicals (5.9%)
Adidas AG (Germany)	1,033	125,614

Advance Auto Parts, Inc.	1,074	108,485

Amazon.com, Inc. †	2,427	955,316

ANN, Inc. †	685	24,434

Ascena Retail Group, Inc. †	581	12,375

Ascent Capital Group, Inc. Class A †	71	6,105

AutoZone, Inc. †	456	210,490

Babcock International Group PLC (United Kingdom)	6,964	149,260

Bayerische Motoren Werke (BMW) AG (Germany)	1,296	148,886

Big Lots, Inc. †	567	21,733

Blyth, Inc.	453	5,658

Brown Shoe Co., Inc.	338	8,697

Brunswick Corp.	601	27,466

Buckle, Inc. (The)	196	10,400

Dynamic Risk Allocation Fund	27

COMMON STOCKS (39.6%)* cont.	Shares	Value

Consumer cyclicals cont.
Bureau Veritas SA (France)	4,044	$119,970

Carmike Cinemas, Inc. †	617	14,771

Compagnie Financiere Richemont SA (Switzerland)	1,128	114,209

Compass Group PLC (United Kingdom)	8,711	131,253

Continental AG (Germany)	1,414	295,074

Corporate Executive Board Co. (The)	127	9,351

Crocs, Inc. †	308	4,250

Daihatsu Motor Co., Ltd. (Japan)	5,000	91,464

Deckers Outdoor Corp. †	133	10,991

Deluxe Corp.	857	42,584

Demand Media, Inc. †	874	4,816

Destination Maternity Corp.	911	27,822

Dillards, Inc. Class A	1,524	139,446

Dollar General Corp. †	2,470	140,642

Dollar Tree, Inc. †	2,959	164,668

Ecolab, Inc.	4,443	476,156

Equinix, Inc.	1,507	101,466

Experian Group, Ltd. (United Kingdom)	6,540	120,591

Five Below, Inc. †	107	5,688

Fuji Heavy Industries, Ltd. (Japan)	9,000	254,068

G&K Services, Inc. Class A	143	8,611

GameStop Corp. Class A	503	24,270

Genesco, Inc. †	238	17,829

Global Cash Access Holdings, Inc. †	1,134	11,057

Green Dot Corp. Class A †	542	13,144

Harbinger Group, Inc. †	2,474	29,688

Hino Motors, Ltd. (Japan)	10,000	154,912

Home Depot, Inc. (The)	9,806	791,050

Host Hotels & Resorts, Inc. R	6,947	127,894

ITV PLC (United Kingdom)	60,494	188,039

KAR Auction Services, Inc.	1,413	38,985

Kimberly-Clark Corp.	4,683	511,196

La-Z-Boy, Inc.	377	11,031

LifeLock, Inc. †	364	6,268

LIN Media, LLC Class A †	616	16,102

Lumber Liquidators Holdings, Inc. †	88	8,861

Macy’s, Inc.	1,936	103,111

Marcus Corp.	1,123	16,385

MasterCard, Inc. Class A	1,223	930,471

MAXIMUS, Inc.	190	8,645

McGraw-Hill Cos., Inc. (The)	3,182	237,059

Men’s Wearhouse, Inc. (The)	415	21,215

MGM China Holdings, Ltd. (Hong Kong)	32,000	113,924

MSC Industrial Direct Co., Inc. Class A	689	52,950

Namco Bandai Holdings, Inc. (Japan)	5,600	113,755

Navistar International Corp. †	421	16,920

Next PLC (United Kingdom)	3,300	296,271

O’Reilly Automotive, Inc. †	1,468	183,441

28 Dynamic Risk Allocation Fund

COMMON STOCKS (39.6%)* cont.	Shares	Value

Consumer cyclicals cont.
Omnicom Group, Inc.	3,228	$230,641

OPAP SA (Greece)	9,025	119,911

Panasonic Corp. (Japan) †	12,600	144,517

Penn National Gaming, Inc. †	1,738	25,097

Perry Ellis International, Inc.	870	13,511

PetSmart, Inc.	1,500	111,165

Pier 1 Imports, Inc.	248	5,528

Pitney Bowes, Inc.	776	17,980

Priceline.com, Inc. †	492	586,626

Randstad Holding NV (Netherlands)	912	56,677

Renault SA (France)	1,412	124,910

Ross Stores, Inc.	2,492	190,538

Ryland Group, Inc. (The)	706	27,901

Ryman Hospitality Properties R	3,034	127,034

Scripps Networks Interactive Class A	1,305	97,340

Sears Hometown and Outlet Stores, Inc. †	345	11,033

Select Comfort Corp. †	713	15,051

Sinclair Broadcast Group, Inc. Class A	1,230	40,369

SJM Holdings, Ltd. (Hong Kong)	42,000	134,627

SodaStream International, Ltd. (Israel) †	95	5,461

Sonic Automotive, Inc. Class A	2,106	49,954

Steven Madden, Ltd. †	158	6,156

Swatch Group AG (The) (Switzerland)	203	132,813

Swatch Group AG (The) (Switzerland)	1,085	120,887

Target Corp.	5,975	381,982

Tile Shop Holdings, Inc. †	749	12,546

Time Warner, Inc.	8,573	563,332

TiVo, Inc. †	629	8,070

Towers Watson & Co. Class A	890	100,214

Town Sports International Holdings, Inc.	852	11,715

Toyota Motor Corp. (Japan)	3,600	224,198

Tractor Supply Co.	2,110	154,473

Vail Resorts, Inc.	124	9,398

ValueClick, Inc. †	676	14,466

Verisk Analytics, Inc. Class A †	1,825	118,826

Viacom, Inc. Class B	5,185	415,681

VOXX International Corp. †	1,667	29,739

Wal-Mart Stores, Inc.	492	39,857

World Fuel Services Corp.	617	23,693

		12,641,200
Consumer staples (3.6%)
AFC Enterprises †	396	17,262

Altria Group, Inc.	12,216	451,748

Angie’s List, Inc. †	108	1,406

Anheuser-Busch InBev NV (Belgium)	1,644	167,448

Barrett Business Services, Inc.	231	19,524

Beacon Roofing Supply, Inc. †	277	10,299

Blue Nile, Inc. †	214	9,857

Dynamic Risk Allocation Fund 29

COMMON STOCKS (39.6%)* cont.	Shares	Value

Consumer staples cont.
Boulder Brands, Inc. †	265	$4,057

Bright Horizons Family Solutions, Inc. †	417	14,532

British American Tobacco (BAT) PLC (United Kingdom)	2,786	148,288

Calbee, Inc. (Japan)	6,400	162,304

Carrefour SA (France)	4,263	167,673

Church & Dwight Co., Inc.	1,938	126,455

Coca-Cola Co. (The)	2,546	102,324

Colgate-Palmolive Co.	7,323	481,927

Core-Mark Holding Co., Inc.	230	16,979

Corrections Corp. of America	4,655	155,244

Diageo PLC (United Kingdom)	4,123	131,408

Distribuidora Internacional de Alimentacion SA (Spain)	11,393	104,270

Dunkin’ Brands Group, Inc.	1,378	67,494

General Mills, Inc.	8,320	419,578

Geo Group, Inc. (The)	4,343	142,450

Grand Canyon Education, Inc. †	153	6,968

Hain Celestial Group, Inc. (The) †	74	6,119

Heineken Holding NV (Netherlands)	2,100	132,118

Hershey Co. (The)	2,644	256,177

ITT Educational Services, Inc. †	1,866	72,755

Japan Tobacco, Inc. (Japan)	5,100	172,249

JM Smucker Co. (The)	1,244	129,675

Kao Corp. (Japan)	2,300	75,548

Kellogg Co.	3,857	233,888

Kforce, Inc.	1,000	20,180

Koninklijke Ahold NV (Netherlands)	6,914	125,870

Kraft Foods Group, Inc.	2,431	129,135

L’Oreal SA (France)	1,205	201,392

Lindt & Spruengli AG (Switzerland)	47	202,872

McDonald’s Corp.	2,026	197,272

MWI Veterinary Supply, Inc. †	118	21,496

Nestle SA (Switzerland)	6,550	478,021

On Assignment, Inc. †	614	20,894

OpenTable, Inc. †	120	10,028

Panera Bread Co. Class A †	470	83,138

Papa John’s International, Inc.	242	20,540

PepsiCo, Inc.	4,331	365,796

Philip Morris International, Inc.	3,326	284,506

Pool Corp.	151	8,462

Prestige Brands Holdings, Inc. †	573	20,193

Procter & Gamble Co. (The)	3,079	259,313

Reckitt Benckiser Group PLC (United Kingdom)	1,457	116,767

Reynolds American, Inc.	5,137	259,162

Ruby Tuesday, Inc. †	2,413	17,012

SABMiller PLC (United Kingdom)	2,016	103,873

Shutterfly, Inc. †	106	5,006

Spartan Stores, Inc.	474	10,997

Starbucks Corp.	6,833	556,616

30 Dynamic Risk Allocation Fund

COMMON STOCKS (39.6%)* cont.	Shares	Value

Consumer staples cont.
Suedzucker AG (Germany)	3,342	$84,244

TrueBlue, Inc. †	2,072	52,919

Unilever PLC (United Kingdom)	2,446	98,706

United Natural Foods, Inc. †	149	10,259

USANA Health Sciences, Inc. †	110	8,042

Woolworths, Ltd. (Australia)	2,558	78,444

zulily, Inc. Class A †	91	3,184

		7,862,363
Energy (2.7%)
Alpha Natural Resources, Inc. †	5,620	37,542

AMEC PLC (United Kingdom)	8,476	156,679

BP PLC (United Kingdom)	38,193	300,708

Callon Petroleum Co. †	2,979	19,810

Chevron Corp.	8,929	1,093,267

ConocoPhillips	4,437	323,014

Delek US Holdings, Inc.	1,020	30,865

Diamond Offshore Drilling, Inc.	1,499	90,015

EPL Oil & Gas, Inc. †	821	23,522

EQT Corp.	1,874	159,496

Exxon Mobil Corp.	16,691	1,560,275

FutureFuel Corp.	1,626	27,187

Gulfport Energy Corp. †	198	11,569

Helix Energy Solutions Group, Inc. †	541	12,016

Key Energy Services, Inc. †	2,351	18,432

Kodiak Oil & Gas Corp. †	1,170	13,268

Noble Energy, Inc.	2,103	147,715

Oceaneering International, Inc.	1,754	135,391

Phillips 66	4,765	331,692

Repsol YPF SA (Spain)	4,163	109,310

Rosetta Resources, Inc. †	211	10,670

Royal Dutch Shell PLC Class A (United Kingdom)	7,465	249,656

Royal Dutch Shell PLC Class B (United Kingdom)	6,857	240,059

Spectra Energy Corp.	5,992	201,032

Statoil ASA (Norway)	6,939	156,662

Stone Energy Corp. †	534	17,665

Swift Energy Co. †	653	8,691

Total SA (France)	4,770	288,692

Unit Corp. †	237	11,414

Vaalco Energy, Inc. †	1,577	9,541

W&T Offshore, Inc.	475	8,170

Woodside Petroleum, Ltd. (Australia)	3,480	118,471

		5,922,496
Financials (9.6%)
3i Group PLC (United Kingdom)	21,886	132,328

Access National Corp.	507	7,990

AG Mortgage Investment Trust, Inc. R	288	4,562

Ageas (Belgium)	4,203	176,804

Agree Realty Corp. R	474	13,888

AIA Group, Ltd. (Hong Kong)	35,600	180,467

Dynamic Risk Allocation Fund	31

COMMON STOCKS (39.6%)* cont.	Shares	Value

Financials cont.
Alexandria Real Estate Equities, Inc. R	2,285	$144,549

Alleghany Corp. †	564	222,272

Allianz SE (Germany)	1,419	245,813

Allied World Assurance Co. Holdings AG	1,709	192,519

American Equity Investment Life Holding Co.	1,197	28,381

American Express Co.	3,770	323,466

Amtrust Financial Services, Inc.	295	12,334

Apartment Investment & Management Co. Class A R	1,962	49,266

Arch Capital Group, Ltd. †	2,390	140,604

Arlington Asset Investment Corp. Class A	320	8,547

ARMOUR Residential REIT, Inc. R	1,548	6,053

Arthur J Gallagher & Co.	4,049	188,440

Ashford Hospitality Prime, Inc. † R	386	7,898

Ashford Hospitality Trust, Inc. R	1,934	15,878

Assicurazioni Generali SpA (Italy)	9,335	214,062

Australia & New Zealand Banking Group, Ltd. (Australia)	4,600	133,570

AvalonBay Communities, Inc. R	1,141	135,277

AXA SA (France)	8,286	217,014

Banco Bilbao Vizcaya Argentaria SA (BBVA) (Spain)	11,494	137,273

Banco Latinoamericano de Exportaciones SA Class E (Panama)	1,114	30,011

Banco Santander Central Hispano SA (Spain)	21,218	188,194

Bank of Hawaii Corp.	5,395	319,114

Bank of Kentucky Financial Corp.	300	10,149

Bank of Yokohama, Ltd. (The) (Japan)	23,000	125,951

Barclays PLC (United Kingdom)	17,306	76,674

Berkshire Hathaway, Inc. Class B †	1,372	159,879

BlackRock, Inc.	676	204,659

BNP Paribas SA (France)	2,167	162,225

BofI Holding, Inc. †	412	33,768

Boston Properties, LP R	1,582	157,393

BRE Properties R	2,893	148,208

Camden Property Trust R	1,115	64,581

Cardinal Financial Corp.	1,025	18,173

CBL & Associates Properties, Inc. R	658	11,883

Chubb Corp. (The)	4,164	401,618

Citizens & Northern Corp.	574	11,870

CNO Financial Group, Inc.	1,275	21,573

Commonwealth Bank of Australia (Australia)	5,806	411,272

CommonWealth REIT R	5,275	125,914

CoreSite Realty Corp. R	164	5,307

Credit Acceptance Corp. †	161	20,793

Credit Agricole SA (France) †	14,582	182,313

Credit Suisse Group AG (Switzerland)	2,930	86,928

Cullen/Frost Bankers, Inc.	5,704	409,661

CYS Investments, Inc. R	1,008	8,064

DBS Group Holdings, Ltd. (Singapore)	9,000	123,218

DDR Corp. R	403	6,444

Deutsche Bank AG (Germany)	3,380	163,061

32 Dynamic Risk Allocation Fund

COMMON STOCKS (39.6%)* cont.	Shares	Value

Financials cont.
Dexus Property Group (Australia) R	118,911	$113,110

DFC Global Corp. †	968	9,690

Digital Realty Trust, Inc. R	937	44,264

Discover Financial Services	10,572	563,488

Douglas Emmett, Inc. R	3,717	85,417

Duke Realty Corp. R	1,171	17,776

DuPont Fabros Technology, Inc. R	4,801	112,679

Eagle Bancorp, Inc.	471	15,359

East West Bancorp, Inc.	790	27,081

Education Realty Trust, Inc. R	1,785	15,530

Encore Capital Group, Inc. †	635	30,283

EPR Properties R	277	13,930

Equity Lifestyle Properties, Inc. R	3,575	126,913

Equity Residential Trust R	3,556	183,276

Essex Property Trust, Inc. R	649	98,525

Everest Re Group, Ltd.	1,705	267,395

Federal Realty Investment Trust R	1,957	202,589

Financial Institutions, Inc.	612	15,728

First Community Bancshares Inc.	598	10,423

First Industrial Realty Trust R	629	10,982

FirstMerit Corp.	728	16,715

Flushing Financial Corp.	643	13,895

General Growth Properties R	11,224	232,898

Genworth Financial, Inc. Class A †	3,879	58,612

Glimcher Realty Trust R	1,149	11,157

Government Properties Income Trust R	4,627	114,796

GPT Group (Australia) R	38,198	124,476

Greenhill & Co., Inc.	145	7,933

Hammerson PLC (United Kingdom) R	9,192	76,604

Hang Seng Bank, Ltd. (Hong Kong)	8,800	143,591

Hanmi Financial Corp.	1,233	25,350

HCP, Inc. R	5,160	189,733

Health Care REIT, Inc. R	5,529	309,569

Heartland Financial USA, Inc.	395	11,775

Heritage Financial Group, Inc.	520	9,188

HFF, Inc. Class A	1,631	41,786

Home Properties, Inc. R	1,888	99,271

Hospitality Properties Trust R	5,377	146,093

HSBC Holdings PLC (United Kingdom)	35,847	400,392

Insurance Australia Group, Ltd. (Australia)	34,038	187,448

IntercontinentalExchange Group, Inc. †	1,788	381,363

Invesco Mortgage Capital, Inc. R	442	6,674

Investor AB Class B (Sweden)	3,996	130,336

Investors Real Estate Trust R	1,428	12,581

iStar Financial, Inc. †R	1,200	15,456

Joyo Bank, Ltd. (The) (Japan)	23,000	117,419

JPMorgan Chase & Co.	3,224	184,477

Kimco Realty Corp. R	10,476	216,015

Dynamic Risk Allocation Fund	33

COMMON STOCKS (39.6%)* cont.	Shares	Value

Financials cont.
Legal & General Group PLC (United Kingdom)	41,157	$143,998

Lexington Realty Trust R	2,693	27,657

Lloyds Banking Group PLC (United Kingdom) †	257,579	325,100

LTC Properties, Inc. R	652	25,109

Macerich Co. (The) R	1,053	59,958

Maiden Holdings, Ltd. (Bermuda)	1,030	13,040

MainSource Financial Group, Inc.	922	16,578

Medical Properties Trust, Inc. R	8,634	114,055

MFA Financial, Inc. R	1,667	12,152

Mid-America Apartment Communities, Inc. R	212	12,771

Mitsubishi UFJ Financial Group (MUFG), Inc. (Japan)	27,900	179,473

Muenchener Rueckversicherungs AG (Germany)	520	113,720

National Australia Bank, Ltd. (Australia)	4,708	148,191

National Health Investors, Inc. R	394	23,195

Nelnet, Inc. Class A	534	24,030

Northern Trust Corp.	5,207	307,161

Ocwen Financial Corp. †	357	20,228

OFG Bancorp (Puerto Rico)	606	10,423

One Liberty Properties, Inc. R	675	13,912

Pacific Premier Bancorp, Inc. †	652	9,480

PacWest Bancorp	495	20,364

PartnerRe, Ltd.	2,117	217,839

People’s United Financial, Inc.	31,801	481,467

Peoples Bancorp, Inc.	612	14,664

PHH Corp. †	529	12,717

Popular, Inc. (Puerto Rico) †	481	13,747

Portfolio Recovery Associates, Inc. †	564	32,938

Post Properties, Inc. R	2,737	117,308

ProAssurance Corp.	392	18,847

Prologis, Inc. R	7,499	284,437

Protective Life Corp.	462	22,167

Prudential PLC (United Kingdom)	5,302	113,253

PS Business Parks, Inc. R	371	29,057

Public Storage R	3,519	537,351

Ramco-Gershenson Properties Trust R	762	12,192

Rayonier, Inc. R	1,563	68,944

Realty Income Corp. R	1,509	57,508

Regency Centers Corp. R	3,341	156,492

RenaissanceRe Holdings, Ltd.	1,854	175,574

Republic Bancorp, Inc. Class A	412	10,226

Resona Holdings, Inc. (Japan)	43,200	214,218

Retail Opportunity Investments Corp. R	2,271	33,088

Select Income REIT R	530	14,543

Senior Housing Properties Trust R	623	14,111

Simon Property Group, Inc. R	7,332	1,098,700

Skandinaviska Enskilda Banken AB (Sweden)	11,870	143,615

SL Green Realty Corp. R	640	57,901

Sovran Self Storage, Inc. R	115	7,675

34 Dynamic Risk Allocation Fund

COMMON STOCKS (39.6%)* cont.	Shares	Value

Financials cont.
Spirit Realty Capital, Inc. R	15,948	$158,364

St. Joe Co. (The) †	1,041	18,467

STAG Industrial, Inc. R	1,503	32,585

Starwood Property Trust, Inc. R	345	9,615

Stewart Information Services Corp.	873	27,814

Sumitomo Mitsui Financial Group, Inc. (Japan)	2,700	133,623

Summit Hotel Properties, Inc. R	1,773	16,099

Swedbank AB Class A (Sweden)	5,631	143,627

Symetra Financial Corp.	1,030	19,745

T. Rowe Price Group, Inc.	5,410	435,289

Tanger Factory Outlet Centers R	1,355	44,810

Taubman Centers, Inc. R	2,328	152,205

Tokyu Fudosan Holdings Corp. (Japan) †	22,000	201,435

UBS AG (Switzerland)	8,108	154,117

UDR, Inc. R	1,281	29,809

Universal Health Realty Income Trust R	143	6,060

Validus Holdings, Ltd.	3,802	152,270

Visa, Inc. Class A	3,148	640,492

Vornado Realty Trust R	3,714	326,572

WageWorks, Inc. †	370	21,201

Walter Investment Management Corp. †	236	8,999

Wells Fargo & Co.	4,150	182,683

Westfield Group (Australia)	9,260	87,661

Westpac Banking Corp. (Australia)	5,308	158,863

Wheelock and Co., Ltd. (Hong Kong)	34,000	165,558

		20,787,331
Health care (4.9%)
Abaxis, Inc.	127	4,569

Abbott Laboratories	7,501	286,463

AbbVie, Inc.	7,647	370,497

ACADIA Pharmaceuticals, Inc. †	414	9,642

Accuray, Inc. †	1,067	8,515

Actelion, Ltd. (Switzerland)	1,691	140,520

Aegerion Pharmaceuticals, Inc. †	71	5,036

Alere, Inc. †	653	21,366

Align Technology, Inc. †	195	10,655

Alkermes PLC †	351	14,173

Amedisys, Inc. †	543	8,840

AmerisourceBergen Corp.	5,018	353,920

Amgen, Inc.	3,936	449,019

AmSurg Corp. †	365	17,637

Array BioPharma, Inc. †	1,193	6,824

AstraZeneca PLC (United Kingdom)	5,512	315,948

athenahealth, Inc. †	55	7,214

Auxilium Pharmaceuticals, Inc. †	592	12,083

Bayer AG (Germany)	2,483	331,233

Becton, Dickinson and Co.	1,974	214,357

Bio-Reference Labs, Inc. †	143	4,176

Dynamic Risk Allocation Fund	35

COMMON STOCKS (39.6%)* cont.	Shares	Value

Health care cont.
Biospecifics Technologies Corp. †	221	$4,904

Bristol-Myers Squibb Co.	8,691	446,544

C.R. Bard, Inc.	1,761	244,568

Cardinal Health, Inc.	6,427	415,184

Centene Corp. †	98	5,854

Chemed Corp.	441	34,367

Coloplast A/S Class B (Denmark)	3,143	206,128

Computer Programs & Systems, Inc.	88	5,414

Conatus Pharmaceuticals, Inc. †	169	1,078

Conmed Corp.	789	32,120

Cubist Pharmaceuticals, Inc. †	511	35,009

Cyberonics, Inc. †	120	8,246

DexCom, Inc. †	227	7,511

Eli Lilly & Co.	5,314	266,869

Endo Health Solutions, Inc. †	483	32,453

Exact Sciences Corp. †	604	7,417

Gentium SpA ADR (Italy) †	980	53,136

GlaxoSmithKline PLC (United Kingdom)	11,205	296,073

Globus Medical, Inc. Class A †	524	10,092

Greatbatch, Inc. †	1,013	41,158

Haemonetics Corp. †	234	9,889

Health Net, Inc. †	380	11,609

HealthSouth Corp.	516	18,468

Henry Schein, Inc. †	1,963	223,782

Hill-Rom Holdings, Inc.	600	24,846

Hisamitsu Pharmaceutical Co., Inc. (Japan)	2,000	106,008

Incyte Corp., Ltd. †	149	6,943

Insulet Corp. †	361	13,364

Insys Therapeutics, Inc. †	662	29,194

Isis Pharmaceuticals, Inc. †	184	7,132

Jazz Pharmaceuticals PLC †	748	87,456

Johnson & Johnson	3,126	295,907

Kindred Healthcare, Inc.	783	13,186

Lexicon Pharmaceuticals, Inc. †	1,581	3,794

Magellan Health Services, Inc. †	140	8,568

McKesson Corp.	3,944	654,270

MedAssets, Inc. †	1,112	23,952

Medicines Co. (The) †	487	17,829

Merck & Co., Inc.	13,992	697,221

Nanosphere, Inc. †	2,814	6,472

NewLink Genetics Corp. †	250	5,625

Novartis AG (Switzerland)	3,223	254,342

Novo Nordisk A/S Class B (Denmark)	844	150,792

NPS Pharmaceuticals, Inc. †	294	7,765

NxStage Medical, Inc. †	533	5,442

Omega Healthcare Investors, Inc. R	1,854	60,607

OraSure Technologies, Inc. †	1,849	11,371

Orion OYJ Class B (Finland)	4,302	113,263

36 Dynamic Risk Allocation Fund

COMMON STOCKS (39.6%)* cont.	Shares	Value

Health care cont.
PDL BioPharma, Inc.	343	$3,351

Perrigo Co.	638	99,458

Pfizer, Inc.	32,646	1,035,858

Providence Service Corp. (The) †	979	26,844

Quest Diagnostics, Inc.	3,188	194,277

Questcor Pharmaceuticals, Inc.	434	25,176

Receptos, Inc. †	139	3,216

Repligen Corp. †	556	7,489

Roche Holding AG-Genusschein (Switzerland)	1,864	518,498

Sabra Health Care REIT, Inc. R	1,585	42,288

Salix Pharmaceuticals, Ltd. †	102	8,651

Sanofi (France)	2,324	245,461

Santarus, Inc. †	184	5,921

Sequenom, Inc. †	1,812	4,766

Spectrum Pharmaceuticals, Inc.	798	7,685

STAAR Surgical Co. †	1,450	18,299

Steris Corp.	249	11,489

Sucampo Pharmaceuticals, Inc. Class A †	799	5,945

Suzuken Co., Ltd. (Japan)	1,500	50,954

TearLab Corp. †	335	3,139

Thoratec Corp. †	212	8,346

Threshold Pharmaceuticals, Inc. †	1,322	6,517

Trinity Biotech PLC ADR (Ireland)	452	11,585

Triple-S Management Corp. Class B (Puerto Rico) †	332	6,726

United Therapeutics Corp. †	37	3,415

Ventas, Inc. R	8,405	477,656

WellCare Health Plans, Inc. †	524	38,933

		10,487,852
Technology (4.6%)
Actuate Corp. †	2,736	21,505

Acxiom Corp. †	1,076	35,809

Analog Devices, Inc.	5,094	245,633

Anixter International, Inc. †	332	29,349

Apple, Inc.	3,314	1,842,816

ASML Holding NV (Netherlands)	1,829	170,706

Aspen Technology, Inc. †	485	19,172

Avago Technologies, Ltd.	5,172	231,344

AVG Technologies NV (Netherlands) †	499	8,623

Blucora, Inc. †	992	28,847

Bottomline Technologies, Inc. †	179	6,188

Brady Corp. Class A	632	19,801

Brightcove, Inc. †	849	12,081

Brocade Communications Systems, Inc. †	2,019	17,747

CACI International, Inc. Class A †	86	6,172

Calix, Inc. †	435	4,454

Cap Gemini (France)	2,266	147,486

Cavium, Inc. †	142	5,140

Ceva, Inc. †	444	7,100

Dynamic Risk Allocation Fund	37

COMMON STOCKS (39.6%)* cont.	Shares	Value

Technology cont.
Cirrus Logic, Inc. †	846	$17,072

Commvault Systems, Inc. †	187	13,997

Cornerstone OnDemand, Inc. †	284	14,319

CSG Systems International, Inc.	210	6,063

EnerSys	599	42,739

Entegris, Inc. †	1,574	17,283

Fairchild Semiconductor International, Inc. †	606	7,714

FEI Co.	257	23,400

GenMark Diagnostics, Inc. †	1,825	21,718

Google, Inc. Class A †	782	828,599

Harris Corp.	1,845	119,021

Honeywell International, Inc.	6,762	598,505

IBM Corp.	5,328	957,335

inContact, Inc. †	741	5,558

Infoblox, Inc. †	294	9,343

Integrated Silicon Solutions, Inc. †	1,793	21,229

IntraLinks Holdings, Inc. †	1,488	16,234

Intuit, Inc.	5,331	395,720

Keyence Corp. (Japan)	500	200,839

Konica Minolta Holdings, Inc. (Japan)	14,500	146,210

L-3 Communications Holdings, Inc.	1,223	126,532

Lexmark International, Inc. Class A	323	11,425

Linear Technology Corp.	5,168	219,898

Magnachip Semiconductor Corp. (South Korea) †	1,441	29,252

Manhattan Associates, Inc. †	244	29,343

Maxim Integrated Products, Inc.	6,264	178,399

Mellanox Technologies, Ltd. (Israel) †	204	7,944

Mentor Graphics Corp.	1,336	30,093

Microsemi Corp. †	362	8,844

Microsoft Corp.	9,311	355,028

Motorola Solutions, Inc.	4,326	284,997

MTS Systems Corp.	130	9,065

Netscout Systems, Inc. †	344	10,468

NIC, Inc.	382	9,313

Nomura Research Institute, Ltd. (Japan)	3,300	108,234

NTT Data Corp. (Japan)	2,600	93,523

Omnivision Technologies, Inc. †	1,020	16,351

Omron Corp. (Japan)	5,400	222,178

Paychex, Inc.	7,481	327,144

Perficient, Inc. †	828	17,951

Photronics, Inc. †	1,489	12,865

Plantronics, Inc.	116	5,189

Procera Networks, Inc. †	585	8,933

PTC, Inc. †	423	13,764

QLIK Technologies, Inc. †	143	3,586

Quantum Corp. †	7,786	9,733

RF Micro Devices, Inc. †	4,804	25,365

Rovi Corp. †	780	14,352

38 Dynamic Risk Allocation Fund

COMMON STOCKS (39.6%)* cont.	Shares	Value

Technology cont.
Safeguard Scientifics, Inc. †	771	$14,379

SAP AG (Germany)	960	79,489

SciQuest, Inc. †	253	7,074

Semtech Corp. †	372	11,056

Silicon Graphics International Corp. †	406	5,408

Silicon Image, Inc. †	2,284	12,379

SoftBank Corp. (Japan)	3,100	250,857

Sparton Corp. †	515	13,266

SS&C Technologies Holdings, Inc. †	434	18,710

Synaptics, Inc. †	349	17,628

Tech Data Corp. †	428	22,188

Texas Instruments, Inc.	11,647	500,821

Tyler Technologies, Inc. †	249	25,550

Ultimate Software Group, Inc. †	206	32,278

Ultra Clean Holdings, Inc. †	1,434	14,283

Unisys Corp. †	602	16,537

United Internet AG (Germany)	2,901	116,371

VeriFone Systems, Inc. †	478	12,242

Verint Systems, Inc. †	300	11,376

Xilinx, Inc.	5,434	241,433

XO Group, Inc. †	950	14,887

Zynga, Inc. Class A †	1,610	7,004

		9,957,856
Transportation (0.9%)
Aegean Marine Petroleum Network, Inc. (Greece)	2,420	25,942

C.H. Robinson Worldwide, Inc.	1,941	113,801

Central Japan Railway Co. (Japan)	2,100	252,545

ComfortDelgro Corp., Ltd. (Singapore)	64,000	100,219

Con-way, Inc.	832	34,436

Copa Holdings SA Class A (Panama)	534	80,858

Diana Shipping, Inc. (Greece) †	1,006	11,519

Hawaiian Holdings, Inc. †	1,562	14,245

International Consolidated Airlines Group SA (Spain) †	28,773	172,618

J. B. Hunt Transport Services, Inc.	1,243	93,461

Matson, Inc.	209	5,231

Quality Distribution, Inc. †	3,019	36,922

Republic Airways Holdings, Inc. †	992	11,170

SkyWest, Inc.	885	14,957

Southwest Airlines Co.	9,462	175,899

Spirit Airlines, Inc. †	810	37,155

StealthGas, Inc. (Greece) †	3,136	38,510

Swift Transportation Co. †	1,861	43,082

United Parcel Service, Inc. Class B	6,254	640,285

Universal Truckload Services, Inc.	605	17,418

US Airways Group, Inc. † S	1,544	36,253

Yamato Transport Co., Ltd. (Japan)	4,700	99,648

		2,056,174

Dynamic Risk Allocation Fund 39

COMMON STOCKS (39.6%)* cont.	Shares	Value

Utilities and power (1.1%)
Centrica PLC (United Kingdom)	28,025	$155,097

Chubu Electric Power Co., Inc. (Japan)	2,300	31,072

Consolidated Edison, Inc.	6,177	341,032

DTE Energy Co.	4,981	332,432

Enel SpA (Italy)	30,710	138,962

ENI SpA (Italy)	7,258	174,558

GDF Suez (France)	6,408	148,334

Kansai Electric Power, Inc. (Japan) †	15,000	170,287

Kinder Morgan, Inc.	4,671	166,007

Pinnacle West Capital Corp.	3,003	160,240

Red Electrica Corporacion SA (Spain)	3,154	201,971

SCANA Corp.	4,019	189,576

United Utilities Group PLC (United Kingdom)	10,972	117,985

		2,327,553

Total common stocks (cost $68,221,913)		$85,510,390

CORPORATE BONDS AND NOTES (8.1%)*	Principal amount	Value

Basic materials (0.7%)
Ainsworth Lumber Co., Ltd. 144A sr. notes 7 1/2s,
2017 (Canada)	$13,000	$14,041

ArcelorMittal sr. unsec. bonds 10.35s, 2019 (France)	50,000	63,251

ArcelorMittal sr. unsec. unsub. notes 7 1/2s, 2039 (France)	25,000	24,375

Ashland, Inc. company guaranty sr. unsec. unsub. notes
4 3/4s, 2022	65,000	61,913

Atkore International, Inc. company guaranty sr. notes
9 7/8s, 2018	49,000	52,736

Boise Cascade Co. company guaranty sr. unsec. notes
6 3/8s, 2020	55,000	57,475

Celanese US Holdings, LLC company guaranty sr. unsec. unsub.
notes 4 5/8s, 2022 (Germany)	25,000	23,969

CPG Merger Sub LLC 144A company guaranty sr. unsec. unsub.
notes 8s, 2021	35,000	36,488

Eldorado Gold Corp. 144A sr. unsec. notes 6 1/8s,
2020 (Canada)	15,000	14,853

Ferro Corp. sr. unsec. notes 7 7/8s, 2018	15,000	15,900

FQM Akubra, Inc. 144A company guaranty sr. unsec. notes
7 1/2s, 2021 (Canada)	10,000	10,450

Graphic Packaging International, Inc. company guaranty sr.
unsec. notes 4 3/4s, 2021	60,000	59,100

HD Supply, Inc. company guaranty sr. unsec. notes 7 1/2s, 2020	60,000	63,600

HD Supply, Inc. company guaranty sr. unsec. unsub. notes
11 1/2s, 2020	70,000	83,650

Hexion U.S. Finance Corp. company guaranty sr. notes
6 5/8s, 2020	15,000	15,281

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty notes 9s, 2020	40,000	39,450

Huntsman International, LLC company guaranty sr. unsec. sub.
notes 8 5/8s, 2021	25,000	28,000

40 Dynamic Risk Allocation Fund

CORPORATE BONDS AND NOTES (8.1%)* cont.	Principal amount	Value

Basic materials cont.
Huntsman International, LLC company guaranty sr. unsec. sub.
notes 8 5/8s, 2020	$75,000	$82,875

Huntsman International, LLC company guaranty sr. unsec.
unsub. notes 4 7/8s, 2020	50,000	49,250

IAMGOLD Corp. 144A company guaranty sr. unsec. notes
6 3/4s, 2020 (Canada)	40,000	35,500

JM Huber Corp. 144A sr. unsec. notes 9 7/8s, 2019	90,000	103,275

Louisiana-Pacific Corp. company guaranty sr. unsec. unsub.
notes 7 1/2s, 2020	60,000	66,300

New Gold, Inc. 144A sr. unsec. notes 6 1/4s, 2022 (Canada)	15,000	14,789

Nufarm Australia, Ltd. 144A company guaranty sr. notes 6 3/8s,
2019 (Australia)	15,000	15,488

PQ Corp. 144A sr. notes 8 3/4s, 2018	35,000	38,150

Ryerson, Inc./Joseph T Ryerson & Son, Inc. company guaranty
sr. notes 9s, 2017	30,000	31,575

Sealed Air Corp. 144A sr. unsec. notes 6 1/2s, 2020	45,000	48,825

Sealed Air Corp. 144A sr. unsec. notes 5 1/4s, 2023	40,000	38,900

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5 1/4s, 2023	5,000	4,963

Taminco Global Chemical Corp. 144A sr. notes 9 3/4s,
2020 (Belgium)	80,000	91,000

TMS International Corp. 144A company guaranty sr. unsec.
notes 7 5/8s, 2021	15,000	15,825

Tronox Finance, LLC company guaranty sr. unsec. unsub. notes
6 3/8s, 2020	45,000	45,056

USG Corp. sr. unsec. notes 9 3/4s, 2018	45,000	52,650

USG Corp. 144A company guaranty sr. unsec. notes
5 7/8s, 2021	10,000	10,375

Weekley Homes, LLC/Weekley Finance Corp. 144A sr. unsec.
notes 6s, 2023	40,000	38,400

		1,447,728
Capital goods (0.5%)
ADS Waste Holdings, Inc. 144A sr. notes 8 1/4s, 2020	100,000	105,750

American Axle & Manufacturing, Inc. company guaranty
sr. unsec. notes 7 3/4s, 2019	10,000	11,250

BOE Merger Corp. 144A sr. unsec. notes 9 1/2s, 2017 ‡‡	75,000	79,500

Bombardier, Inc. 144A sr. notes 6 1/8s, 2023 (Canada)	35,000	34,825

Briggs & Stratton Corp. company guaranty sr. unsec. notes
6 7/8s, 2020	80,000	87,400

Crown Americas, LLC/Crown Americas Capital Corp.
IV company guaranty sr. unsec. notes 4 1/2s, 2023	55,000	51,013

Delphi Corp. company guaranty sr. unsec. unsub. notes 5s, 2023	30,000	31,125

Exide Technologies sr. notes 8 5/8s, 2018 (In default) †	60,000	44,700

GrafTech International, Ltd. company guaranty sr. unsec. notes
6 3/8s, 2020	60,000	60,750

Legrand France SA sr. unsec. unsub. debs 8 1/2s, 2025 (France)	15,000	19,226

Manitowoc Co., Inc. (The) company guaranty sr. unsec. notes
5 7/8s, 2022	25,000	25,250

MasTec, Inc. company guaranty sr. unsec. unsub. notes
4 7/8s, 2023	95,000	90,250

Dynamic Risk Allocation Fund	41

CORPORATE BONDS AND NOTES (8.1%)* cont.	Principal amount	Value

Capital goods cont.
Pittsburgh Glass Works, LLC 144A company guaranty
sr. notes 8s, 2018	$60,000	$62,700

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu company guaranty sr. notes
5 3/4s, 2020	25,000	25,625

Tenneco, Inc. company guaranty sr. unsub. notes 6 7/8s, 2020	55,000	60,225

Terex Corp. company guaranty sr. unsec. unsub. notes
6 1/2s, 2020	90,000	95,625

Terex Corp. company guaranty sr. unsec. unsub. notes 6s, 2021	80,000	82,600

Titan International, Inc. 144A company guaranty sr. bonds
6 7/8s, 2020	30,000	30,975

TransDigm, Inc. company guaranty sr. unsec. sub. notes
7 1/2s, 2021	15,000	16,125

Triumph Group, Inc. unsec. sub. FRN notes 4 7/8s, 2021	50,000	48,375

WESCO Distribution, Inc. 144A company guaranty sr. unsec.
notes 5 3/8s, 2021	15,000	15,075

		1,078,364
Communication services (1.4%)
CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 5 1/4s, 2022	155,000	146,863

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. unsub. notes 5 1/8s, 2023	20,000	18,750

CenturyLink, Inc. sr. unsec. unsub. notes 6 3/4s, 2023	45,000	46,013

CenturyLink, Inc. sr. unsec. unsub. notes 5 5/8s, 2020	15,000	15,263

Cincinnati Bell, Inc. company guaranty sr. unsec. notes
8 3/8s, 2020	10,000	10,800

Crown Castle International Corp. sr. unsec. notes 5 1/4s, 2023	35,000	34,563

CSC Holdings, LLC sr. unsec. unsub. notes 6 3/4s, 2021	100,000	108,000

CyrusOne LP/CyrusOne Finance Corp. company guaranty sr.
unsec. notes 6 3/8s, 2022	15,000	15,375

Frontier Communications Corp. sr. unsec. notes 8 1/8s, 2018	70,000	80,850

Frontier Communications Corp. sr. unsec. unsub. notes
7 5/8s, 2024	20,000	20,725

Intelsat Jackson Holdings SA company guaranty sr. unsec.
bonds 6 5/8s, 2022 (Bermuda)	20,000	20,400

Intelsat Jackson Holdings SA company guaranty sr. unsec. notes
7 1/2s, 2021 (Bermuda)	315,000	346,106

Intelsat Luxembourg SA 144A company guaranty sr. unsec.
notes 8 1/8s, 2023 (Luxembourg)	115,000	121,325

Intelsat Luxembourg SA 144A sr. unsec. notes 7 3/4s,
2021 (Luxembourg)	140,000	146,650

Level 3 Financing, Inc. 144A company guaranty sr. unsec. notes
6 1/8s, 2021	20,000	20,300

MetroPCS Wireless, Inc. 144A company guaranty sr. unsec.
unsub. notes 6 5/8s, 2023	80,000	82,400

MetroPCS Wireless, Inc. 144A company guaranty sr. unsec.
unsub. notes 6 1/4s, 2021	75,000	78,000

NII International Telecom Sarl 144A company guaranty sr. unsec.
notes 7 7/8s, 2019 (Luxembourg)	75,000	54,000

Quebecor Media, Inc. sr. unsec. unsub. notes 5 3/4s,
2023 (Canada)	30,000	29,100

42 Dynamic Risk Allocation Fund

CORPORATE BONDS AND NOTES (8.1%)* cont.		Principal amount	Value

Communication services cont.
Quebecor Media, Inc. 144A sr. unsec. notes 7 3/8s,
2021 (Canada)	CAD	295,000	$298,359

Sprint Corp. 144A company guaranty sr. unsec. notes
7 7/8s, 2023		$120,000	131,400

Sprint Corp. 144A company guaranty sr. unsec. notes
7 1/4s, 2021		70,000	75,775

Sprint Communications, Inc. sr. unsec. unsub. notes 7s, 2020		330,000	355,575

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6.836s, 2023		10,000	10,350

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6.633s, 2021		25,000	26,250

T-Mobile USA, Inc. 144A sr. unsec. notes 5 1/4s, 2018		25,000	26,063

Telefonica Emisiones SAU company guaranty sr. unsec. unsub.
notes 7.045s, 2036 (Spain)		220,000	238,738

Verizon Communications, Inc. sr. unsec. unsub. notes
4 1/2s, 2020		30,000	32,103

West Corp. company guaranty sr. unsec. notes 7 7/8s, 2019		220,000	237,875

WideOpenWest Finance, LLC/WideOpenWest Capital Corp.
company guaranty sr. unsec. notes 10 1/4s, 2019		105,000	116,813

Windstream Corp. company guaranty sr. unsec. unsub. notes
6 3/8s, 2023		25,000	23,875

			2,968,659
Consumer cyclicals (1.8%)
AMC Entertainment, Inc. company guaranty sr. sub. notes
9 3/4s, 2020		170,000	194,225

Beazer Homes USA, Inc. company guaranty sr. unsec. notes
7 1/4s, 2023		25,000	24,500

Bon-Ton Department Stores, Inc. (The) company guaranty
notes 8s, 2021		10,000	10,025

Brookfield Residential Properties, Inc. 144A company guaranty
sr. unsec. notes 6 1/2s, 2020 (Canada)		80,000	83,400

Brookfield Residential Properties, Inc./Brookfield Residential
US Corp. 144A company guaranty sr. unsec. notes 6 1/8s,
2022 (Canada)		35,000	34,704

Building Materials Corp. 144A sr. notes 6 3/4s, 2021		25,000	26,938

Burlington Holdings, LLC/Burlington Holding Finance, Inc. 144A
sr. unsec. notes 9s, 2018 ‡‡		7,000	7,210

Caesars Entertainment Operating Co., Inc. company guaranty
sr. notes 9s, 2020		130,000	126,425

Caesars Entertainment Operating Co., Inc. sr. notes
11 1/4s, 2017		165,000	167,888

Cedar Fair LP/Canada’s Wonderland Co./Magnum Management
Corp. 144A company guaranty sr. unsec. notes 5 1/4s, 2021		35,000	34,300

Ceridian Corp. 144A sr. notes 8 7/8s, 2019		85,000	98,175

Ceridian HCM Holding, Inc. 144A sr. unsec. notes 11s, 2021		35,000	40,425

Chinos Intermediate Holdings A, Inc. 144A sr. unsec. notes
7 3/4s, 2019 ‡‡		50,000	50,500

Cinemark USA, Inc. company guaranty sr. unsec. notes
4 7/8s, 2023		10,000	9,375

Clear Channel Communications, Inc. company guaranty sr.
unsec. unsub. notes 9s, 2019		30,000	30,600

Dynamic Risk Allocation Fund 43

CORPORATE BONDS AND NOTES (8.1%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Clear Channel Worldwide Holdings, Inc. company guaranty
sr. unsec. notes 7 5/8s, 2020	$75,000	$78,938

CST Brands, Inc. 144A company guaranty sr. unsec.
notes 5s, 2023	80,000	77,000

D.R. Horton, Inc. company guaranty sr. unsec. FRN notes
5 3/4s, 2023	15,000	15,150

DH Services Luxembourg Sarl 144A company guaranty
sr. unsec. notes 7 3/4s, 2020 (Luxembourg)	65,000	69,388

FelCor Lodging LP company guaranty sr. notes 5 5/8s, 2023 R	15,000	14,625

Gannett Co., Inc. 144A company guaranty sr. unsec. notes
5 1/8s, 2020	35,000	35,700

Gannett Co., Inc. 144A company guaranty sr. unsec. notes
5 1/8s, 2019	40,000	41,150

Garda World Security Corp. 144A company guaranty sr. unsec.
unsub. notes 7 1/4s, 2021 (Canada)	80,000	80,301

General Motors Co. 144A sr. unsec. notes 6 1/4s, 2043	15,000	15,225

General Motors Financial Co., Inc. 144A sr. unsec. notes
4 1/4s, 2023	25,000	23,813

Gibson Brands, Inc. 144A sr. unsec. notes 8 7/8s, 2018	40,000	40,900

GLP Capital LP/GLP Financing II, Inc. 144A company guaranty
sr. unsec. notes 4 7/8s, 2020	60,000	59,850

GLP Capital LP/GLP Financing II, Inc. 144A company guaranty
sr. unsec. notes 4 3/8s, 2018	35,000	35,700

Gray Television, Inc. company guaranty sr. unsec. notes
7 1/2s, 2020	30,000	31,575

Gray Television, Inc. 144A company guaranty sr. unsec. notes
7 1/2s, 2020	30,000	31,575

Griffey Intermediate, Inc. /Griffey Finance Sub LLC 144A
sr. notes 7s, 2020	55,000	42,900

Howard Hughes Corp. (The) 144A sr. unsec. notes 6 7/8s, 2021	60,000	61,950

Igloo Holdings Corp. 144A sr. unsec. unsub. notes
8 1/4s, 2017 ‡‡	70,000	71,575

Interactive Data Corp. company guaranty sr. unsec. notes
10 1/4s, 2018	45,000	49,388

Isle of Capri Casinos, Inc. company guaranty sr. unsec. notes
5 7/8s, 2021	35,000	33,950

Jo-Ann Stores Holdings, Inc. 144A sr. unsec. notes
9 3/4s, 2019 ‡‡	20,000	20,900

K Hovnanian Enterprises, Inc. 144A sr. notes 7 1/4s, 2020	25,000	26,375

L Brands, Inc. company guaranty sr. unsec. notes 6 5/8s, 2021	55,000	60,500

Lamar Media Corp. company guaranty sr. sub. notes
5 7/8s, 2022	50,000	51,563

Lender Processing Services, Inc. company guaranty sr. unsec.
unsub. notes 5 3/4s, 2023	45,000	46,913

Lennar Corp. company guaranty sr. unsec. unsub. notes
4 3/4s, 2022	15,000	13,913

Mattamy Group Corp. 144A sr. unsec. notes 6 1/2s,
2020 (Canada)	50,000	49,000

MGM Resorts International company guaranty sr. unsec. notes
7 5/8s, 2017	45,000	51,075

44 Dynamic Risk Allocation Fund

CORPORATE BONDS AND NOTES (8.1%)* cont.	Principal amount	Value

Consumer cyclicals cont.
MGM Resorts International company guaranty sr. unsec. notes
6 3/4s, 2020	$25,000	$26,875

MGM Resorts International company guaranty sr. unsec. unsub.
notes 8 5/8s, 2019	125,000	147,188

MGM Resorts International company guaranty sr. unsec. unsub.
notes 6 5/8s, 2021	10,000	10,525

Michaels FinCo Holdings, LLC/Michaels FinCo, Inc. 144A
sr. unsec. notes 7 1/2s, 2018 ‡‡	50,000	51,750

MTR Gaming Group, Inc. company guaranty notes 11 1/2s, 2019	95,000	105,450

Navistar International Corp. sr. notes 8 1/4s, 2021	80,000	82,000

Needle Merger Sub Corp. 144A sr. unsec. notes 8 1/8s, 2019	60,000	62,250

Neiman Marcus Group, LLC (The) 144A company guaranty
sr. unsec. notes 8 3/4s, 2021 ‡‡	40,000	41,200

Neiman Marcus Group, LLC (The) 144A company guaranty
sr. unsec. notes 8s, 2021	30,000	30,825

Neiman-Marcus Group, Inc. (The) company guaranty sr. notes
7 1/8s, 2028	80,000	79,000

Nexstar Broadcasting, Inc. company guaranty sr. unsec. unsub.
notes 6 7/8s, 2020	30,000	31,725

Nielsen Co. Luxembourg SARL (The) 144A company guaranty
sr. unsec. notes 5 1/2s, 2021 (Luxembourg)	35,000	36,050

Nielsen Finance, LLC/Nielsen Finance Co. company guaranty
sr. unsec. notes 4 1/2s, 2020	20,000	19,450

Nortek, Inc. company guaranty sr. unsec. notes 10s, 2018	80,000	88,200

Penn National Gaming, Inc. 144A sr. unsec. notes 5 7/8s, 2021	40,000	39,300

Petco Holdings, Inc. 144A sr. unsec. notes 8 1/2s, 2017 ‡‡	25,000	25,625

PulteGroup, Inc. company guaranty sr. unsec. unsub.
notes 6s, 2035	90,000	76,275

Quiksilver, Inc./QS Wholesale, Inc. company guaranty sr. unsec.
notes 10s, 2020	5,000	5,550

Quiksilver, Inc./QS Wholesale, Inc. 144A company guaranty
sr. unsec. notes 7 7/8s, 2018	5,000	5,375

Realogy Corp. 144A company guaranty sr. notes 7 7/8s, 2019	175,000	191,188

Regal Entertainment Group sr. unsec. notes 5 3/4s, 2023	60,000	58,950

Rent-A-Center, Inc./TX company guaranty sr. unsec. notes
4 3/4s, 2021	40,000	37,500

Sabre, Inc. 144A sr. notes 8 1/2s, 2019	10,000	11,050

Sinclair Television Group, Inc. company guaranty sr. unsec. notes
5 3/8s, 2021	25,000	24,625

Sinclair Television Group, Inc. sr. unsec. notes 6 1/8s, 2022	15,000	15,206

Sinclair Television Group, Inc. 144A company guaranty sr. unsec.
notes 6 3/8s, 2021	50,000	51,375

Sirius XM Holdings, Inc. 144A sr. unsec. bonds 5 7/8s, 2020	65,000	66,788

Six Flags Entertainment Corp. 144A company guaranty
sr. unsec. unsub. notes 5 1/4s, 2021	55,000	53,900

Spectrum Brands Escrow Corp. 144A sr. unsec. notes
6 3/8s, 2020	5,000	5,319

Standard Pacific Corp. company guaranty sr. unsec. notes
6 1/4s, 2021	25,000	25,625

Dynamic Risk Allocation Fund 45

CORPORATE BONDS AND NOTES (8.1%)* cont.	Principal amount	Value

Consumer cyclicals cont.
SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP
Gaming Finance Corp. 144A sr. notes 6 3/8s, 2021	$30,000	$28,425

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A company guaranty sr. unsec. notes 5 1/4s, 2021	25,000	24,125

Townsquare Radio, LLC/Townsquare Radio, Inc. 144A company
guaranty sr. unsec. notes 9s, 2019	35,000	37,625

Travelport, LLC/Travelport Holdings, Inc. 144A company
guaranty sr. unsec. unsub. notes 13 7/8s, 2016 ‡‡	106,210	112,052

TRW Automotive, Inc. 144A company guaranty sr. unsec. notes
4 1/2s, 2021	15,000	15,450

Univision Communications, Inc. 144A company guaranty
sr. unsec. notes 8 1/2s, 2021	30,000	33,225

Univision Communications, Inc. 144A sr. notes 7 7/8s, 2020	55,000	61,188

		3,987,811
Consumer staples (0.3%)
Avis Budget Car Rental, LLC/Avis Budget Finance, Inc. company
guaranty sr. unsec. unsub. notes 5 1/2s, 2023	25,000	24,313

B&G Foods, Inc. company guaranty sr. unsec. notes
4 5/8s, 2021	35,000	33,338

Claire’s Stores, Inc. company guaranty sr. notes 8 7/8s, 2019	70,000	76,475

Claire’s Stores, Inc. 144A company guaranty sr. notes
6 1/8s, 2020	20,000	20,250

Claire’s Stores, Inc. 144A sr. notes 9s, 2019	30,000	33,563

Constellation Brands, Inc. company guaranty sr. unsec. notes
4 1/4s, 2023	15,000	14,100

Corrections Corp. of America company guaranty sr. unsec. notes
4 5/8s, 2023 R	20,000	18,850

Corrections Corp. of America company guaranty sr. unsec. notes
4 1/8s, 2020 R	15,000	14,663

Hawk Acquisition Sub, Inc. 144A sr. notes 4 1/4s, 2020	80,000	77,000

Hertz Corp. (The) company guaranty sr. unsec. notes
6 1/4s, 2022	25,000	26,000

Hertz Corp. (The) company guaranty sr. unsec. notes
5 7/8s, 2020	20,000	20,750

JBS USA LLC/JBS USA Finance, Inc. 144A sr. unsec. notes
7 1/4s, 2021 (Brazil)	20,000	20,750

Landry’s Holdings II, Inc. 144A sr. unsec. notes 10 1/4s, 2018	30,000	31,950

Landry’s, Inc. 144A sr. unsec. notes 9 3/8s, 2020	115,000	125,350

Libbey Glass, Inc. company guaranty sr. notes 6 7/8s, 2020	50,000	53,375

Post Holdings, Inc. company guaranty sr. unsec. notes
7 3/8s, 2022	5,000	5,300

Post Holdings, Inc. 144A sr. unsec. unsub. notes 7 3/8s, 2022	5,000	5,300

Revlon Consumer Products Corp. 144A company guaranty
sr. unsec. notes 5 3/4s, 2021	75,000	74,344

Sun Merger Sub, Inc. 144A company guaranty sr. unsec. sub.
notes 5 7/8s, 2021	15,000	15,375

Sun Merger Sub, Inc. 144A sr. unsec. notes 5 1/4s, 2018	10,000	10,425

United Rentals North America, Inc. company guaranty sr. unsec.
notes 7 5/8s, 2022	20,000	22,400

Wells Enterprises, Inc. 144A sr. notes 6 3/4s, 2020	10,000	10,250

		734,121

46 Dynamic Risk Allocation Fund

CORPORATE BONDS AND NOTES (8.1%)* cont.	Principal amount	Value

Energy (0.8%)
Access Midstream Partners LP/ACMP Finance Corp. company
guaranty sr. unsec. unsub. notes 4 7/8s, 2023	$85,000	$83,088

Antero Resources Finance Corp. 144A company guaranty
sr. unsec. notes 5 3/8s, 2021	45,000	45,450

Athlon Holdings LP/Athlon Finance Corp. 144A company
guaranty sr. unsec. notes 7 3/8s, 2021	73,000	76,650

Calfrac Holdings LP 144A company guaranty sr. unsec. unsub.
notes 7 1/2s, 2020	40,000	40,500

Carrizo Oil & Gas, Inc. company guaranty sr. unsec. notes
8 5/8s, 2018	75,000	81,469

Chesapeake Energy Corp. company guaranty sr. unsec. notes
5 3/4s, 2023	20,000	20,700

Concho Resources, Inc. company guaranty sr. unsec. unsub.
notes 5 1/2s, 2023	20,000	20,325

Continental Resources, Inc. company guaranty sr. unsec. notes
4 1/2s, 2023	25,000	24,750

EXCO Resources, Inc. company guaranty sr. unsec. notes
7 1/2s, 2018	75,000	73,125

Forum Energy Technologies, Inc. 144A sr. unsec. notes
6 1/4s, 2021	55,000	57,338

Gulfport Energy Corp. company guaranty sr. unsec. unsub.
notes 7 3/4s, 2020	70,000	74,900

Halcon Resources Corp. company guaranty sr. unsec. unsub.
notes 9 3/4s, 2020	15,000	15,900

Halcon Resources Corp. company guaranty sr. unsec. unsub.
notes 8 7/8s, 2021	150,000	152,250

Hercules Offshore, Inc. 144A company guaranty sr. unsec. notes
7 1/2s, 2021	20,000	20,950

Hercules Offshore, Inc. 144A sr. unsec. notes 8 3/4s, 2021	25,000	27,563

Hiland Partners LP/Hiland Partners Finance Corp. 144A
company guaranty sr. notes 7 1/4s, 2020	40,000	42,600

Kodiak Oil & Gas Corp. 144A sr. unsec. unsub. notes
5 1/2s, 2022	15,000	15,000

Linn Energy LLC/Linn Energy Finance Corp. 144A company
guaranty sr. unsec. notes 7s, 2019	135,000	134,325

Newfield Exploration Co. sr. unsec. notes 5 3/4s, 2022	60,000	62,550

Northern Oil and Gas, Inc. company guaranty sr. unsec.
notes 8s, 2020	60,000	62,850

Oasis Petroleum, Inc. 144A company guaranty sr. unsec. unsub.
notes 6 7/8s, 2022	85,000	91,375

Offshore Group Investment, Ltd. company guaranty sr. notes
7 1/2s, 2019 (Cayman Islands)	50,000	54,375

Offshore Group Investment, Ltd. company guaranty sr. notes
7 1/8s, 2023 (Cayman Islands)	55,000	56,650

Rosetta Resources, Inc. company guaranty sr. unsec. unsub.
notes 5 5/8s, 2021	35,000	35,131

Sabine Pass LNG LP company guaranty sr. notes 6 1/2s, 2020	20,000	20,700

Samson Investment Co. 144A sr. unsec. notes 10 1/2s, 2020	110,000	118,938

SandRidge Energy, Inc. company guaranty sr. unsec. unsub.
notes 7 1/2s, 2021	15,000	15,713

Dynamic Risk Allocation Fund 47

CORPORATE BONDS AND NOTES (8.1%)* cont.	Principal amount	Value

Energy cont.
Seven Generations Energy Ltd. 144A sr. unsec. notes 8 1/4s,
2020 (Canada)	$25,000	$26,815

Shelf Drilling Holdings Ltd. 144A sr. notes 8 5/8s, 2018	40,000	43,000

Tervita Corp. 144A sr. unsec. notes 10 7/8s, 2018 (Canada)	15,000	15,150

Whiting Petroleum Corp. company guaranty sr. unsec. unsub.
notes 5 3/4s, 2021	35,000	36,313

Whiting Petroleum Corp. 144A company guaranty sr. unsec.
unsub. notes 5 3/4s, 2021	90,000	92,925

		1,739,368
Financials (0.9%)
Air Lease Corp. company guaranty sr. unsec. unsub. notes
4 3/4s, 2020	30,000	31,013

Allegion US Holding Co., Inc. 144A company guaranty sr. unsec.
notes 5 3/4s, 2021	35,000	36,313

Ally Financial, Inc. company guaranty sr. notes 6 1/4s, 2017	230,000	257,313

American International Group, Inc. jr. sub. FRB bonds
8.175s, 2068	185,000	222,093

CBL & Associates LP company guaranty sr. unsec. unsub. notes
5 1/4s, 2023 R	180,000	180,811

CBRE Services, Inc. company guaranty sr. unsec. unsub.
notes 5s, 2023	30,000	28,838

CIT Group, Inc. company guaranty sr. notes 5s, 2023	35,000	34,213

CIT Group, Inc. 144A company guaranty notes 5 1/2s, 2019	155,000	167,013

E*Trade Financial Corp. sr. unsec. unsub. notes 6 3/8s, 2019	100,000	107,000

Fifth Third Bancorp jr. unsec. sub. FRB bonds 5.1s, 2049	38,000	33,630

HBOS Capital Funding LP 144A bank guaranty jr. unsec. sub.
FRB bonds 6.071s, perpetual maturity (Jersey)	20,000	19,925

Hockey Merger Sub 2, Inc. 144A sr. unsec. notes 7 7/8s, 2021	70,000	72,363

Icahn Enterprises LP/Icahn Enterprises Finance Corp. 144A
unsec. sub. notes 6s, 2020	40,000	41,050

International Lease Finance Corp. sr. unsec. unsub. notes
4 5/8s, 2021	25,000	24,313

iStar Financial, Inc. sr. unsec. notes 7 1/8s, 2018 R	30,000	32,850

Leucadia National Corp. sr. unsec. bonds 5 1/2s, 2023	180,000	181,476

Mid-America Apartments LP sr. unsec. notes 4.3s, 2023 R	60,000	59,213

MPT Operating Partnership LP/MPT Finance Corp. company
guaranty sr. unsec. unsub. notes 6 3/8s, 2022 R	35,000	36,225

Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. unsub. notes 6 1/2s, 2021	30,000	28,500

Nationstar Mortgage, LLC/Nationstar Capital Corp. FRN notes
6 1/2s, 2018	20,000	20,250

Nuveen Investments, Inc. 144A sr. unsec. notes 9 1/2s, 2020	135,000	132,638

Nuveen Investments, Inc. 144A sr. unsec. notes 9 1/8s, 2017	25,000	24,813

Provident Funding Associates LP/PFG Finance Corp. 144A
company guaranty sr. unsec. notes 6 3/4s, 2021	75,000	76,500

Springleaf Finance Corp. 144A sr. unsec. notes 7 3/4s, 2021	15,000	16,050

Springleaf Finance Corp. 144A sr. unsec. notes 6s, 2020	30,000	29,550

TMX Finance, LLC/TitleMax Finance Corp. 144A sr. notes
8 1/2s, 2018	30,000	31,950

		1,925,903

48 Dynamic Risk Allocation Fund

CORPORATE BONDS AND NOTES (8.1%)* cont.	Principal amount	Value

Health care (0.7%)
Acadia Healthcare Co., Inc. 144A company guaranty sr. unsec.
notes 6 1/8s, 2021	$60,000	$61,950

AmSurg Corp. company guaranty sr. unsec. unsub. notes
5 5/8s, 2020	65,000	67,600

Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp.
144A company guaranty sr. unsec. notes 6s, 2021	60,000	61,500

Biomet, Inc. company guaranty sr. unsec. sub. notes
6 1/2s, 2020	45,000	46,800

Biomet, Inc. company guaranty sr. unsec. unsub. notes
6 1/2s, 2020	25,000	26,500

Capsugel SA 144A sr. unsec. notes 7s, 2019 (Luxembourg) ‡‡	50,000	50,875

Envision Healthcare Corp. company guaranty sr. unsec. notes
8 1/8s, 2019	70,000	75,863

HCA, Inc. sr. notes 6 1/2s, 2020	210,000	231,788

Healthcare Technology Intermediate, Inc. 144A sr. unsec. notes
7 3/8s, 2018 ‡‡	40,000	41,200

IASIS Healthcare, LLC/IASIS Capital Corp. company guaranty
sr. unsec. notes 8 3/8s, 2019	55,000	58,163

IMS Health, Inc. 144A sr. unsec. notes 6s, 2020	20,000	21,050

Jaguar Holding Co. I 144A sr. unsec. notes 9 3/8s, 2017 ‡‡	20,000	21,125

Kinetic Concepts, Inc./KCI USA, Inc. company guaranty notes
10 1/2s, 2018	125,000	143,438

LifePoint Hospitals, Inc. 144A company guaranty sr. unsec.
notes 5 1/2s, 2021	15,000	15,056

MPH Intermediate Holding Co. 2 144A sr. unsec. notes
8 3/8s, 2018 ‡‡	35,000	36,400

Par Pharmaceutical Cos., Inc. company guaranty sr. unsec.
unsub. notes 7 3/8s, 2020	80,000	84,000

Service Corp. International/US 144A sr. unsec. notes
5 3/8s, 2022	25,000	25,250

Tenet Healthcare Corp. company guaranty sr. bonds
4 1/2s, 2021	30,000	28,650

Tenet Healthcare Corp. company guaranty sr. notes 6 1/4s, 2018	100,000	109,500

Tenet Healthcare Corp. 144A company guaranty sr. notes
4 3/8s, 2021	55,000	51,700

Tenet Healthcare Corp. 144A sr. notes 6s, 2020	30,000	31,350

Valeant Pharmaceuticals International 144A company guaranty
sr. unsec. notes 6 7/8s, 2018	90,000	96,525

Valeant Pharmaceuticals International 144A company guaranty
sr. unsec. notes 6 3/8s, 2020	5,000	5,275

Valeant Pharmaceuticals International 144A sr. unsec. notes
6 3/4s, 2018	70,000	77,088

WellCare Health Plans, Inc. sr. unsec. notes 5 3/4s, 2020	45,000	46,238

		1,514,884
Technology (0.4%)
ACI Worldwide, Inc. 144A company guaranty sr. unsec. unsub.
notes 6 3/8s, 2020	40,000	41,550

Avaya, Inc. 144A company guaranty notes 10 1/2s, 2021	15,000	13,575

Dynamic Risk Allocation Fund 49

CORPORATE BONDS AND NOTES (8.1%)* cont.	Principal amount	Value

Technology cont.
Avaya, Inc. 144A company guaranty sr. notes 7s, 2019	$300,000	$291,750

First Data Corp. 144A company guaranty notes 8 1/4s, 2021	215,000	228,169

First Data Corp. 144A company guaranty sr. unsec. notes
11 1/4s, 2021	45,000	49,500

First Data Corp. 144A company guaranty sr. unsec. sub. notes
11 3/4s, 2021	90,000	93,375

Freescale Semiconductor, Inc. 144A sr. notes 6s, 2022	60,000	60,600

Infor US, Inc. company guaranty sr. unsec. unsub. notes
11 1/2s, 2018	50,000	57,750

Iron Mountain, Inc. company guaranty sr. unsec. unsub.
notes 6s, 2023	60,000	61,200

SunGard Data Systems, Inc. unsec. sub. notes 6 5/8s, 2019	30,000	31,313

		928,782
Transportation (0.1%)
Swift Services Holdings, Inc. company guaranty sr.
notes 10s, 2018	100,000	111,375

United Continental Holdings, Inc. company guaranty sr. unsec.
notes 6s, 2020	40,000	39,850

Watco Cos., LLC/Watco Finance Corp. 144A company guaranty
sr. unsec. notes 6 3/8s, 2023	50,000	49,875

		201,100
Utilities and power (0.5%)
AES Corp. (VA) sr. unsec. notes 8s, 2020	170,000	198,900

AES Corp. (VA) sr. unsec. unsub. notes 4 7/8s, 2023	25,000	23,625

Calpine Corp. 144A company guaranty sr. notes 6s, 2022	15,000	15,413

Calpine Corp. 144A company guaranty sr. notes 5 7/8s, 2024	15,000	14,850

Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc.
sr. notes 10s, 2020	25,000	26,563

Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc.
144A notes 12 1/4s, 2022	60,000	69,600

Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc.
144A sr. notes 10s, 2020	195,000	206,700

EP Energy, LLC/Everest Acquisition Finance, Inc. company
guaranty sr. notes 6 7/8s, 2019	10,000	10,775

EPE Holdings, LLC/EP Energy Bond Co., Inc. 144A sr. unsec.
notes 8 7/8s, 2017 ‡‡	31,286	33,007

GenOn Americas Generation, LLC sr. unsec. notes 9 1/8s, 2031	100,000	105,000

Kinder Morgan, Inc./DE 144A sr. notes 5s, 2021	123,000	123,000

NRG Energy, Inc. company guaranty sr. unsec. notes
7 7/8s, 2021	115,000	128,225

Regency Energy Partners company guaranty sr. unsec. unsub.
notes 5 1/2s, 2023	30,000	29,475

Regency Energy Partners 144A company guaranty sr. unsec.
notes 4 1/2s, 2023	55,000	50,325

		1,035,458

Total corporate bonds and notes (cost $17,308,783)		$17,562,178

50 Dynamic Risk Allocation Fund

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (5.9%)*	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (0.5%)
Government National Mortgage Association Pass-Through Certificates
3s, TBA, December 1, 2043	$1,000,000	$976,719

		976,719
U.S. Government Agency Mortgage Obligations (5.4%)
Federal National Mortgage Association Pass-Through Certificates
6s, TBA, January 1, 2044	2,000,000	2,203,438
6s, TBA, December 1, 2043	2,000,000	2,205,000
4s, TBA, January 1, 2044	3,000,000	3,121,055
4s, TBA, December 1, 2043	3,000,000	3,131,016
3 1/2s, TBA, December 1, 2028	1,000,000	1,054,453

		11,714,962

Total U.S. government and agency mortgage obligations (cost $12,707,501)		$12,691,681

U.S. TREASURY OBLIGATIONS (0.4%)*	Principal amount	Value

U.S. Treasury Bonds 3 1/2s, February 15, 2039 [i]	$129,000	$125,680

U.S. Treasury Inflation Protected Securities 2 1/2s, January 15, 2029 [i]	39,255	47,530

U.S. Treasury Notes
5/8s, August 31, 2017 [i]	475,000	471,195
2 5/8s, July 31, 2014 [i]	147,000	150,696
1/4s, June 30, 2014 [i]	16,000	16,027

Total U.S. treasury obligations (cost $811,128)		$811,128

COMMODITY LINKED NOTES (3.2%)*Ω	Principal amount	Value

Deutsche Bank AG/London 144A sr. unsec. notes, 1-month USD
LIBOR less 0.16%, 2014 (Indexed to the S&P GSCI Total Return Index
multiplied by 3) (United Kingdom)	$3,350,000	$3,462,225

UBS AG/London 144A sr. notes, 1-month LIBOR less 0.10%, 2014
(Indexed to the S&P GSCI TR Index multiplied by 3) (Jersey)	2,700,000	2,529,955

Deutsche Bank AG/London 144A sr. unsec. notes, 1-month USD
LIBOR less 0.16%, 2014 (Indexed to the DB Commodity Booster OYE
Benchmark TR Index multiplied by 3) (United Kingdom)	929,000	860,719

Total commodity linked notes (cost $6,979,000)		$6,852,899

MORTGAGE-BACKED SECURITIES (2.9%)*	Principal amount	Value

Commercial mortgage-backed securities (2.1%)
Banc of America Commercial Mortgage Trust
FRB Ser. 07-3, Class A3, 5.797s, 2049	$46,000	$46,224
FRB Ser. 05-1, Class AJ, 5.466s, 2042	325,000	339,138
Ser. 06-5, Class A2, 5.317s, 2047	49,643	49,930
Ser. 05-4, Class B, 5.118s, 2045	212,000	211,735

Citigroup Commercial Mortgage Trust FRB Ser. 06-C4, Class AJ,
5.97s, 2049	175,000	179,216

COMM Mortgage Trust
FRB Ser. 04-LB3A, Class E, 5.54s, 2037	200,000	202,320
Ser. 12-CR1, Class AM, 3.912s, 2045	93,000	94,033

COMM Mortgage Trust 144A
FRB Ser. 12-LC4, Class D, 5.823s, 2044	100,000	97,830
FRB Ser. 13-CR6, Class D, 4.315s, 2046	220,000	185,632

Dynamic Risk Allocation Fund	51

MORTGAGE-BACKED SECURITIES (2.9%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
DBRR Trust 144A FRB Ser. 13-EZ3, Class A, 1.636s, 2049	$190,766	$191,064

Greenwich Capital Commercial Funding Corp. FRB Ser. 05-GG3,
Class D, 4.986s, 2042	44,000	43,918

GS Mortgage Securities Trust 144A
Ser. 10-C1, Class D, 6.123s, 2043	158,403	173,159
FRB Ser. 12-GC6, Class D, 5.826s, 2045	193,000	188,715
Ser. 11-GC5, Class XA, IO, 1.894s, 2044	1,282,400	93,743

JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 06-LDP7, Class B, 6.056s, 2045	118,000	101,336
Ser. 07-C1, Class A3, 5.79s, 2051	55,000	55,894
Ser. 06-LDP6, Class AJ, 5.565s, 2043	100,000	102,240
Ser. 04-LN2, Class A2, 5.115s, 2041	197,418	200,848

JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 10-C1, Class D, 6.523s, 2043	142,000	149,771
FRB Ser. 11-C3, Class E, 5.725s, 2046	190,000	190,513

LB-UBS Commercial Mortgage Trust
FRB Ser. 07-C6, Class A4, 5.858s, 2040	81,000	88,914
Ser. 06-C6, Class E, 5.541s, 2039	125,000	115,900
Ser. 06-C6, Class D, 5.502s, 2039	125,000	119,288

Merrill Lynch/Countrywide Financial Corp. Commercial
Mortgage Trust Ser. 06-4, Class AJ, 5.239s, 2049	53,000	50,350

Morgan Stanley Bank of America Merrill Lynch Trust FRB
Ser. 13-C11, Class AS, 4.567s, 2046	45,000	46,730

Morgan Stanley Capital I Trust
FRB Ser. 07-T27, Class AJ, 5.814s, 2042	150,000	162,720
FRB Ser. 06-HQ8, Class D, 5.678s, 2044	125,000	117,063
Ser. 04-T13, Class A4, 4.66s, 2045	5,299	5,302

UBS-Barclays Commercial Mortgage Trust Ser. 13-C6, Class AS,
3.469s, 2046	306,000	294,770

UBS-Barclays Commercial Mortgage Trust 144A
FRB Ser. 12-C3, Class C, 5.123s, 2049 F	50,000	49,181
FRB Ser. 12-C3, Class D, 5.123s, 2049	114,000	102,884
Ser. 13-C6, Class D, 4 1/2s, 2046	231,000	197,875

WF-RBS Commercial Mortgage Trust
Ser. 12-C9, Class AS, 3.388s, 2045	62,000	60,301
Ser. 13-C17, Class XA, IO, 1.621s, 2046	1,474,000	140,491

WF-RBS Commercial Mortgage Trust 144A FRB Ser. 12-C6,
Class D, 5.748s, 2045	193,000	187,451

		4,636,479
Residential mortgage-backed securities (non-agency) (0.8%)
American Home Mortgage Assets Trust FRB Ser. 06-5, Class A1,
1.064s, 2046	814,768	420,624

Countrywide Alternative Loan Trust Ser. 06-5T2,
Class A7, 6s, 2036	510,060	414,203

Merrill Lynch Alternative Note Asset Trust FRB Ser. 07-OAR2,
Class A1, 0.346s, 2037	467,777	416,322

52 Dynamic Risk Allocation Fund

MORTGAGE-BACKED SECURITIES (2.9%)* cont.	Principal amount	Value

Residential mortgage-backed securities (non-agency) cont.
Residential Accredit Loans, Inc. FRB Ser. 06-QO7, Class 1A1,
0.943s, 2046	$208,892	$132,124

WAMU Mortgage Pass-Through Certificates FRB Ser. 05-AR11,
Class A1B3, 0.566s, 2045	373,321	324,789

		1,708,062

Total mortgage-backed securities (cost $6,516,209)		$6,344,541

PURCHASED EQUITY OPTIONS	Expiration date/	Contract
OUTSTANDING (0.3%)*	strike price	amount	Value

S&P 500 Index (Put)	Nov-14/$155.00	46,569	$205,175

SPDR S&P 500 ETF Trust (Put)	Oct-14/152.00	40,033	139,485

SPDR S&P 500 ETF Trust (Put)	Sep-14/150.00	35,513	102,068

SPDR S&P 500 ETF Trust (Put)	Aug-14/145.00	45,287	78,877

SPDR S&P 500 ETF Trust (Put)	Jul-14/147.00	45,281	73,295

SPDR S&P 500 ETF Trust (Put)	Jun-14/138.00	45,281	37,711

Total purchased equity options outstanding (cost $1,203,949)			$636,611

INVESTMENT COMPANIES (0.1%)*	Shares	Value

Ares Capital Corp.	7,489	$137,648

Total investment companies (cost $131,881)		$137,648

PREFERRED STOCKS (—%)*	Shares	Value

Ally Financial, Inc. 144A 7.00% cum. pfd.	75	$72,073

M/I Homes, Inc. $2.438 pfd.	1,230	31,673

Total preferred stocks (cost $98,200)		$103,746

CONVERTIBLE BONDS AND NOTES (—%)*	Principal amount	Value

iStar Financial, Inc. cv. sr. unsec. unsub. notes 3s, 2016 R	$35,000	$45,259

Total convertible bonds and notes (cost $37,959)		$45,259

CONVERTIBLE PREFERRED STOCKS (—%)*	Shares	Value

EPR Properties Ser. C, $1.44 cv. pfd.	1,550	$32,332

Total convertible preferred stocks (cost $34,286)		$32,332

SHORT-TERM INVESTMENTS (46.4%)*	Principal amount/shares	Value

Putnam Cash Collateral Pool, LLC 0.16% [d]	56,150	$56,150

Putnam Money Market Liquidity Fund 0.07% L	43,545,644	43,545,644

Putnam Short Term Investment Fund 0.08% L	42,060,427	42,060,427

SSgA Prime Money Market Fund 0.01% P	230,000	230,000

U.S. Treasury Bills with an effective yield of 0.14%,
August 21, 2014 # Δ §	$8,000,000	7,994,472

U.S. Treasury Bills with an effective yield of 0.14%,
January 9, 2014 Δ	195,000	194,970

U.S. Treasury Bills with an effective yield of 0.14%,
December 12, 2013	3,500,000	3,499,845

Dynamic Risk Allocation Fund	53

SHORT-TERM INVESTMENTS (46.4%)* cont.	Principal amount/shares	Value

U.S. Treasury Bills with an effective yield of 0.08%,
February 6, 2014 # Δ §	$2,500,000	$2,499,827

U.S. Treasury Bills zero %, January 2, 2014 [i]	31,000	30,997

Total short-term investments (cost $100,109,631)		$100,112,332

TOTAL INVESTMENTS

Total investments (cost $214,160,440)		$230,840,745

Key to holding’s currency abbreviations

CAD Canadian Dollar

Key to holding’s abbreviations

ADR American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

ETF Exchange Traded Fund

FRB Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period

FRN Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period

IO Interest Only

SPDR S&P Depository Receipts

TBA To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from June 1, 2013 through November 30, 2013 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $215,676,768.

Ω The value of the commodity linked notes, which are marked-to-market daily, may be based on a multiple of the performance of the index. The multiple (or leverage) will increase the volatility of the note’s value relative to the change in the underlying index.

† Non-income-producing security.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

Δ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

i Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

54 Dynamic Risk Allocation Fund

P Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivatives contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $170,996,109 to cover certain derivatives contracts and delayed delivery securities.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA’s.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 11/30/13 (aggregate face value $80,517,451) (Unaudited)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.
	Brazilian Real	Buy	1/3/14	$315,635	$333,730	$(18,095)

	Brazilian Real	Sell	1/3/14	315,635	316,544	909

	Chilean Peso	Buy	1/16/14	830,348	877,954	(47,606)

	Chilean Peso	Sell	1/16/14	830,348	848,675	18,327

	Euro	Buy	12/18/13	322,305	320,696	1,609

	Euro	Sell	12/18/13	322,305	326,675	4,370

	Singapore Dollar	Sell	2/19/14	172,862	175,320	2,458

	Swiss Franc	Sell	12/18/13	347,912	336,614	(11,298)

Barclays Bank PLC
	Australian Dollar	Sell	1/16/14	186,980	182,308	(4,672)

	Brazilian Real	Buy	1/3/14	930,660	984,064	(53,404)

	Brazilian Real	Sell	1/3/14	930,660	941,998	11,338

	British Pound	Buy	12/18/13	664,269	652,100	12,169

	British Pound	Sell	12/18/13	664,269	649,211	(15,058)

	Canadian Dollar	Buy	1/16/14	39,390	41,577	(2,187)

	Czech Koruna	Buy	12/18/13	307,370	307,357	13

	Czech Koruna	Sell	12/18/13	307,370	330,520	23,150

	Euro	Buy	12/18/13	781,305	737,384	43,921

	Hong Kong Dollar	Sell	2/19/14	431,843	431,875	32

	Hungarian Forint	Buy	12/18/13	321,073	323,294	(2,221)

	Hungarian Forint	Sell	12/18/13	321,073	320,769	(304)

	Japanese Yen	Sell	2/19/14	199,718	216,796	17,078

	Mexican Peso	Buy	1/16/14	197,293	189,308	7,985

	Norwegian Krone	Buy	12/18/13	644,291	654,698	(10,407)

	Norwegian Krone	Sell	12/18/13	644,291	646,259	1,968

	Polish Zloty	Buy	12/18/13	171,664	197,236	(25,572)

	Singapore Dollar	Sell	2/19/14	45,188	49,006	3,818

	Swedish Krona	Sell	12/18/13	41,744	41,282	(462)

Dynamic Risk Allocation Fund 55

FORWARD CURRENCY CONTRACTS at 11/30/13 (aggregate face value $80,517,451) (Unaudited) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Barclays Bank PLC cont.
	Swiss Franc	Sell	12/18/13	$362,367	$350,628	$(11,739)

	Turkish Lira	Buy	12/18/13	189,793	194,273	(4,480)

Citibank, N.A.
	Brazilian Real	Buy	1/3/14	937,166	988,048	(50,882)

	Brazilian Real	Sell	1/3/14	937,166	941,492	4,326

	British Pound	Buy	12/18/13	336,061	334,296	1,765

	British Pound	Sell	12/18/13	336,061	330,076	(5,985)

	Canadian Dollar	Buy	1/16/14	322,355	324,902	(2,547)

	Canadian Dollar	Sell	1/16/14	322,355	327,645	5,290

	Danish Krone	Sell	12/18/13	242,138	238,242	(3,896)

	Euro	Buy	12/18/13	464,027	442,999	21,028

	Japanese Yen	Buy	2/19/14	2,279	2,287	(8)

	Japanese Yen	Sell	2/19/14	2,279	2,374	95

	New Taiwan Dollar	Sell	2/19/14	164,021	166,451	2,430

	New Zealand Dollar	Buy	1/16/14	315,263	315,234	29

	New Zealand Dollar	Sell	1/16/14	315,263	315,197	(66)

	Swiss Franc	Sell	12/18/13	683,685	661,448	(22,237)

Credit Suisse International
	Australian Dollar	Sell	1/16/14	728,588	748,840	20,252

	British Pound	Buy	12/18/13	998,203	974,865	23,338

	British Pound	Sell	12/18/13	998,203	987,987	(10,216)

	Canadian Dollar	Sell	1/16/14	272,530	280,370	7,840

	Czech Koruna	Buy	12/18/13	516,644	525,823	(9,179)

	Czech Koruna	Sell	12/18/13	516,644	545,583	28,939

	Euro	Buy	12/18/13	329,779	296,700	33,079

	Japanese Yen	Buy	2/19/14	1,414,327	1,465,942	(51,615)

	Mexican Peso	Buy	1/16/14	475,370	473,155	2,215

	Mexican Peso	Sell	1/16/14	475,370	479,568	4,198

	New Zealand Dollar	Buy	1/16/14	1,460	12,703	(11,243)

	Norwegian Krone	Buy	12/18/13	318,761	331,421	(12,660)

	Singapore Dollar	Sell	2/19/14	165,450	170,067	4,617

	South Korean Won	Buy	2/19/14	481,878	481,225	653

	Swedish Krona	Buy	12/18/13	325,231	321,621	3,610

	Swedish Krona	Sell	12/18/13	325,231	322,930	(2,301)

	Swiss Franc	Sell	12/18/13	500,847	489,595	(11,252)

Deutsche Bank AG
	Australian Dollar	Buy	1/16/14	3,087	11,497	(8,410)

	British Pound	Buy	12/18/13	35,831	35,445	386

	British Pound	Sell	12/18/13	35,831	34,047	(1,784)

	Canadian Dollar	Buy	1/16/14	633,712	647,652	(13,940)

	Canadian Dollar	Sell	1/16/14	633,712	642,967	9,255

	Euro	Buy	12/18/13	621,647	636,337	(14,690)

56 Dynamic Risk Allocation Fund

FORWARD CURRENCY CONTRACTS at 11/30/13 (aggregate face value $80,517,451) (Unaudited) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Deutsche Bank AG cont.
	Japanese Yen	Buy	2/19/14	$312,620	$323,280	$(10,660)

	Japanese Yen	Sell	2/19/14	312,620	313,654	1,034

	Norwegian Krone	Buy	12/18/13	638,191	665,228	(27,037)

	Norwegian Krone	Sell	12/18/13	638,191	645,019	6,828

	Polish Zloty	Buy	12/18/13	166,303	181,871	(15,568)

	Swiss Franc	Sell	12/18/13	684,127	665,874	(18,253)

Goldman Sachs International
	Australian Dollar	Buy	1/16/14	219,566	226,572	(7,006)

	British Pound	Buy	12/18/13	674,904	661,206	13,698

	British Pound	Sell	12/18/13	674,904	648,975	(25,929)

	Canadian Dollar	Buy	1/16/14	315,587	325,758	(10,171)

	Canadian Dollar	Sell	1/16/14	315,587	323,172	7,585

	Chilean Peso	Buy	1/16/14	779,875	824,713	(44,838)

	Chilean Peso	Sell	1/16/14	779,875	796,764	16,889

	Euro	Buy	12/18/13	323,121	327,456	(4,335)

HSBC Bank USA, National Association
	British Pound	Buy	12/18/13	658,052	647,476	10,576

	British Pound	Sell	12/18/13	658,052	648,858	(9,194)

	Canadian Dollar	Sell	1/16/14	226,278	237,829	11,551

	Euro	Buy	12/18/13	656,296	646,942	9,354

	Euro	Sell	12/18/13	656,296	645,005	(11,291)

	New Taiwan Dollar	Sell	2/19/14	164,023	166,496	2,473

	Swedish Krona	Buy	12/18/13	325,231	321,606	3,625

	Swedish Krona	Sell	12/18/13	325,231	332,432	7,201

JPMorgan Chase Bank N.A.
	Australian Dollar	Sell	1/16/14	41,663	45,517	3,854

	Brazilian Real	Buy	1/3/14	937,081	987,366	(50,285)

	Brazilian Real	Sell	1/3/14	937,081	945,296	8,215

	British Pound	Sell	12/18/13	2,375,334	2,260,296	(115,038)

	Canadian Dollar	Buy	1/16/14	39,390	36,494	2,896

	Czech Koruna	Buy	12/18/13	200,998	210,192	(9,194)

	Czech Koruna	Sell	12/18/13	200,998	206,772	5,774

	Euro	Buy	12/18/13	522,999	503,226	19,773

	Hungarian Forint	Buy	12/18/13	348,282	359,208	(10,926)

	Hungarian Forint	Sell	12/18/13	348,282	347,946	(336)

	Mexican Peso	Buy	1/16/14	22,965	16,211	6,754

	New Taiwan Dollar	Sell	2/19/14	451,247	459,203	7,956

	New Zealand Dollar	Buy	1/16/14	311,126	325,063	(13,937)

	New Zealand Dollar	Sell	1/16/14	311,126	313,631	2,505

	Norwegian Krone	Buy	12/18/13	647,130	663,079	(15,949)

	Norwegian Krone	Sell	12/18/13	647,130	647,539	409

	Polish Zloty	Buy	12/18/13	970,525	978,446	(7,921)

Dynamic Risk Allocation Fund	57

FORWARD CURRENCY CONTRACTS at 11/30/13 (aggregate face value $80,517,451) (Unaudited) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

JPMorgan Chase Bank N.A. cont.
	Polish Zloty	Sell	12/18/13	$970,525	$962,224	$(8,301)

	Singapore Dollar	Sell	2/19/14	526,317	533,208	6,891

	South Korean Won	Buy	2/19/14	450,003	449,681	322

	Swiss Franc	Sell	12/18/13	1,255,814	1,209,889	(45,925)

Royal Bank of Scotland PLC (The)
	Australian Dollar	Buy	1/16/14	617,217	637,611	(20,394)

	Australian Dollar	Sell	1/16/14	617,217	644,967	27,750

	Brazilian Real	Buy	1/3/14	734,058	777,739	(43,681)

	Brazilian Real	Sell	1/3/14	734,058	742,379	8,321

	British Pound	Buy	12/18/13	329,517	327,786	1,731

	British Pound	Sell	12/18/13	329,517	322,029	(7,488)

	Canadian Dollar	Buy	1/16/14	317,467	321,990	(4,523)

	Canadian Dollar	Sell	1/16/14	317,467	327,172	9,705

	Euro	Buy	12/18/13	326,789	334,750	(7,961)

	Hungarian Forint	Buy	12/18/13	323,036	325,299	(2,263)

	Hungarian Forint	Sell	12/18/13	323,036	321,333	(1,703)

	Japanese Yen	Buy	2/19/14	206,914	207,604	(690)

	Japanese Yen	Sell	2/19/14	206,914	215,454	8,540

	Mexican Peso	Buy	1/16/14	125,603	121,597	4,006

	Swedish Krona	Buy	12/18/13	318,236	325,759	(7,523)

	Swedish Krona	Sell	12/18/13	318,236	317,620	(616)

State Street Bank and Trust Co.
	Australian Dollar	Buy	1/16/14	254,420	261,511	(7,091)

	Brazilian Real	Buy	1/3/14	926,662	982,023	(55,361)

	Brazilian Real	Sell	1/3/14	926,662	940,028	13,366

	British Pound	Buy	12/18/13	664,269	653,305	10,964

	British Pound	Sell	12/18/13	664,269	649,506	(14,763)

	Canadian Dollar	Sell	1/16/14	153,422	160,402	6,980

	Czech Koruna	Buy	12/18/13	200,998	210,201	(9,203)

	Czech Koruna	Sell	12/18/13	200,998	206,922	5,924

	Euro	Buy	12/18/13	413,209	387,303	25,906

	Israeli Shekel	Buy	1/16/14	7,433	7,404	29

	Japanese Yen	Sell	2/19/14	702,643	731,791	29,148

	Mexican Peso	Buy	1/16/14	242,752	236,120	6,632

	New Taiwan Dollar	Sell	2/19/14	451,251	457,436	6,185

	New Zealand Dollar	Buy	1/16/14	311,126	322,704	(11,578)

	New Zealand Dollar	Sell	1/16/14	311,126	313,481	2,355

	Norwegian Krone	Buy	12/18/13	275,060	273,760	1,300

	Polish Zloty	Buy	12/18/13	288,292	300,845	(12,553)

	Singapore Dollar	Sell	2/19/14	269,376	273,891	4,515

	South Korean Won	Buy	2/19/14	568,375	568,334	41

	Swedish Krona	Sell	12/18/13	41,759	37,479	(4,280)

	Swiss Franc	Sell	12/18/13	195,749	177,541	(18,208)

58	Dynamic Risk Allocation Fund

FORWARD CURRENCY CONTRACTS at 11/30/13 (aggregate face value $80,517,451) (Unaudited) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

UBS AG
	Australian Dollar	Buy	1/16/14	$55,821	$57,609	$(1,788)

	British Pound	Buy	12/18/13	279,942	276,741	3,201

	Canadian Dollar	Buy	1/16/14	36,382	36,513	(131)

	Czech Koruna	Buy	12/18/13	614,745	614,769	(24)

	Czech Koruna	Sell	12/18/13	614,745	655,786	41,041

	Euro	Buy	12/18/13	3,755,835	3,675,866	79,969

	Euro	Sell	12/18/13	3,699,988	3,697,546	(2,442)

	Hungarian Forint	Buy	12/18/13	348,282	362,849	(14,567)

	Hungarian Forint	Sell	12/18/13	348,282	346,956	(1,326)

	Mexican Peso	Buy	1/16/14	139,620	129,489	10,131

	New Zealand Dollar	Buy	1/16/14	311,207	322,802	(11,595)

	New Zealand Dollar	Sell	1/16/14	311,207	310,992	(215)

	Norwegian Krone	Buy	12/18/13	82,166	101,263	(19,097)

	Singapore Dollar	Sell	2/19/14	236,540	241,322	4,782

	Swedish Krona	Sell	12/18/13	332,349	319,816	(12,533)

	Swiss Franc	Sell	12/18/13	533,068	496,459	(36,609)

	Turkish Lira	Buy	12/18/13	290,388	297,042	(6,654)

	Turkish Lira	Sell	12/18/13	290,388	291,419	1,031

WestPac Banking Corp.
	Australian Dollar	Buy	1/16/14	270,032	284,023	(13,991)

	British Pound	Buy	12/18/13	324,117	307,977	16,140

	Euro	Buy	12/18/13	657,383	647,506	9,877

	Euro	Sell	12/18/13	657,383	653,113	(4,270)

	Japanese Yen	Buy	2/19/14	320,147	323,453	(3,306)

	Japanese Yen	Sell	2/19/14	320,147	321,209	1,062

Total						$(441,652)

	.
FUTURES CONTRACTS OUTSTANDING at 11/30/13 (Unaudited)
				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Euro-Bobl 5 yr (Long)	46	$7,831,857	Dec-13	$137,610

Euro-Bund 10 yr (Long)	40	7,702,227	Dec-13	204,035

Euro-Bund 10 yr (Short)	28	5,391,559	Dec-13	(79,876)

Euro-Buxl 30 yr (Long)	18	3,070,020	Dec-13	52,801

Euro-Schatz 2 yr (Long)	14	2,103,206	Dec-13	7,470

FTSE 100 Index (Short)	31	3,373,739	Dec-13	(116,724)

Japanese Government Bond
10 yr (Long)	19	26,911,025	Dec-13	412,821

MSCI EAFE Index Mini (Short)	62	5,806,920	Dec-13	(280,984)

S&P 500 Index E-Mini (Long)	37	3,337,585	Dec-13	151,948

U.K. Gilt 10 yr (Long)	55	9,806,017	Mar-14	7,956

U.S. Treasury Bond 30 yr (Long)	8	1,046,000	Mar-14	2,360

Dynamic Risk Allocation Fund 59

FUTURES CONTRACTS OUTSTANDING at 11/30/13 (Unaudited) cont.
				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

U.S. Treasury Note 10 yr (Long)	24	$3,009,000	Mar-14	$(1,171)

U.S. Treasury Note 10 yr (Short)	176	22,066,000	Mar-14	1,041

U.S. Treasury Note 5 yr (Long)	60	7,255,313	Mar-14	4,574

U.S. Treasury Note 5 yr (Short)	5	604,609	Mar-14	(400)

U.S. Treasury Note 2 yr (Long)	17	3,745,047	Mar-14	499

Total				$503,960

WRITTEN EQUITY OPTIONS OUTSTANDING at 11/30/13 (premiums $73,229) (Unaudited)
		Expiration date/	Contract
		strike price	amount	Value

S&P 500 Index (Call)		Dec-13/$185.00	21,867	$4,125

SPDR S&P 500 ETF Trust (Call)		Dec-13/1865.00	8,278	24,321

SPDR S&P 500 ETF Trust (Call)		Dec-13/1860.00	2,070	6,293

SPDR S&P 500 ETF Trust (Call)		Dec-13/1855.00	8,864	21,022

SPDR S&P 500 ETF Trust (Call)		Dec-13/1860.00	2,278	4,281

SPDR S&P 500 ETF Trust (Call)		Dec-13/182.00	20,621	12,383

Total				$72,425

TBA SALE COMMITMENTS OUTSTANDING at 11/30/13 (proceeds receivable $5,339,922) (Unaudited)
	Principal	Settlement
Agency	amount	date	Value

Federal National Mortgage Association, 6s,
December 1, 2043	$2,000,000	12/11/13	$2,205,000

Federal National Mortgage Association, 4s,
December 1, 2043	3,000,000	12/11/13	3,131,016

Total			$5,336,016

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 11/30/13 (Unaudited)
	Upfront		Payments	Payments
	premium	Termination	made by	received by	Unrealized
Notional amount	received (paid)	date	fund per annum	fund per annum	appreciation

$4,947,500 E	$2,513	12/18/15	3 month USD-	0.75%	$23,164
			LIBOR-BBA

9,676,300 E	77,305	12/18/18	3 month USD-	2.05%	189,717
			LIBOR-BBA

2,056,000 E	23,275	12/18/43	3 month USD-	3.85%	62,524
			LIBOR-BBA

67,756,500 E	424,623	12/18/23	3 month USD-	3.15%	2,284,579
			LIBOR-BBA

Total	$527,716				$2,559,984

E Extended effective date.

60 Dynamic Risk Allocation Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 11/30/13 (Unaudited)
		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Bank of America N.A.
	$3,800,000	$—	9/21/21	(2.305%)	USA Non Revised	$(35,735)
					Consumer Price
					Index-Urban (CPI-U)

	8,900,000	—	7/19/23	(2.585%)	USA Non Revised	(118,655)
					Consumer Price
					Index-Urban (CPI-U)

baskets	176,840	—	3/14/14	(3 month USD-	A basket	84,734
				LIBOR-BBA plus	(MLTRFCF2) of
				0.10%)	common stocks

units	4,450	—	3/14/14	3 month USD-	Russell 1000 Total	(1,430,789)
				LIBOR-BBA minus	Return Index
				0.07%

Barclays Bank PLC
	$4,831,465	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(2,735)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	3,700,000	—	5/8/23	(2.59%)	USA Non Revised	(81,922)
					Consumer Price
					Index-Urban (CPI-U)

	8,900,000	—	7/19/23	(2.569%)	USA Non Revised	(95,898)
					Consumer Price
					Index-Urban (CPI-U)

Citibank, N.A.
	800,000	—	11/7/22	(2.73%)	USA Non Revised	(32,716)
					Consumer Price
					Index-Urban (CPI-U)

	1,500,000	—	8/7/22	2.515%	USA Non Revised	32,078
					Consumer Price
					Index-Urban (CPI-U)

	1,700,000	—	3/7/23	(2.80%)	USA Non Revised	(69,906)
					Consumer Price
					Index-Urban (CPI-U)

baskets	100	—	2/13/14	(3 month USD-	A basket	139,697
				LIBOR-BBA plus	(CGPUTQL2) of
				0.10%)	common stocks

units	1,616	—	2/13/14	3 month USD-	Russell 1000 Total	(110,440)
				LIBOR-BBA minus	Return Index
				0.15%

units	849	—	2/13/14	3 month USD-	Russell 1000 Total	(58,078)
				LIBOR-BBA minus	Return Index
				0.15%

Credit Suisse International
	$2,600,000	—	1/9/23	(2.76%)	USA Non Revised	(111,264)
					Consumer Price
					Index-Urban (CPI-U)

	3,400,000	—	8/7/22	(2.515%)	USA Non Revised	(72,709)
					Consumer Price
					Index-Urban (CPI-U)

Dynamic Risk Allocation Fund	61

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 11/30/13 (Unaudited) cont.
		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Credit Suisse International cont.
	$1,600,000	$—	8/8/22	(2.5325%)	USA Non Revised	$(36,741)
					Consumer Price
					Index-Urban (CPI-U)

	700,000	—	9/10/22	(2.5925%)	USA Non Revised	(17,570)
					Consumer Price
					Index-Urban (CPI-U)

	3,300,000	—	2/8/23	(2.81%)	USA Non Revised	(144,590)
					Consumer Price
					Index-Urban (CPI-U)

	6,900,000	—	7/19/23	(2.57%)	USA Non Revised	(81,834)
					Consumer Price
					Index-Urban (CPI-U)

shares	94,529	—	7/2/14	(3 month USD-	Vanguard Index	37,706
				LIBOR-BBA plus	Funds — MSCI
				0.10%)	Emerging Markets
					ETF

shares	42,883	—	9/19/14	(3 month USD-	Vanguard Index	(59,452)
				LIBOR-BBA plus	Funds — MSCI
				0.20%)	Emerging Markets
					ETF

Deutsche Bank AG
	$500,000	—	11/7/21	(2.43%)	USA Non Revised	(11,367)
					Consumer Price
					Index-Urban (CPI-U)

shares	35,802	—	5/19/14	(3 month USD-	Vanguard FTSE	(19,896)
				LIBOR-BBA plus	Emerging Markets
				0.25%)	ETF

Goldman Sachs International
	$1,500,000	—	10/5/22	(2.73%)	USA Non Revised	(55,725)
					Consumer Price
					Index-Urban (CPI-U)

	1,700,000	—	4/5/23	(2.7475%)	USA Non Revised	(59,075)
					Consumer Price
					Index-Urban (CPI-U)

	8,900,000	—	7/19/23	(2.58%)	USA Non Revised	(111,339)
					Consumer Price
					Index-Urban (CPI-U)

JPMorgan Chase Bank N.A.
	13,500,000	—	8/7/22	(2.515%)	USA Non Revised	(288,698)
					Consumer Price
					Index-Urban (CPI-U)

	103,201	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	61
				USD-LIBOR	4.00% 30 year Fannie
					Mae pools

Total		$—				$(2,812,858)

62 Dynamic Risk Allocation Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 11/30/13 (Unaudited)
		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Barclays Bank PLC
EM Series 20 Index	BBB–/P	$(887,800)	$9,200,000	12/20/18	500 bp	$58,870

EM Series 20 Index	BBB–/P	(9,820)	100,000	12/20/18	500 bp	(72)

Credit Suisse International
CMBX NA	BBB–/P	1,695	15,000	5/11/63	300 bp	1,078
BBB Index

CMBX NA	BBB–/P	1,940	20,000	5/11/63	300 bp	1,118
BBB Index

CMBX NA	BBB–/P	1,596	20,000	5/11/63	300 bp	774
BBB Index

CMBX NA	BBB–/P	1,549	20,000	5/11/63	300 bp	727
BBB Index

CMBX NA	BBB–/P	1,316	20,000	5/11/63	300 bp	494
BBB Index

CMBX NA	BBB–/P	609	20,000	5/11/63	300 bp	(213)
BBB Index

CMBX NA	BBB–/P	353	23,000	5/11/63	300 bp	(592)
BBB Index

CMBX NA	BBB–/P	1,641	40,000	5/11/63	300 bp	(3)
BBB Index

CMBX NA	BBB–/P	28,586	373,000	5/11/63	300 bp	13,256
BBB Index

Deutsche Bank AG
EM Series 19 Index	BB+/P	(352,500)	3,000,000	6/20/18	500 bp	(81,570)

JPMorgan Chase Bank N.A.
EM Series 20 Index	BBB–/P	(9,651)	100,000	12/20/18	500 bp	555

Total		$(1,220,486)				$(5,578)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at November 30, 2013. Securities rated by Putnam are indicated by “/P.”

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING at 11/30/13 (Unaudited)
		Upfront			Payments
		premium		Termi-	received
		received	Notional	nation	(paid) by fund	Unrealized
Referenced debt*	Rating***	(paid)**	amount	date	per annum	appreciation

NA IG Series	BBB+/P	$(54,493)	$5,750,000	12/20/18	100 bp	$40,715
21 Index

NA HY Series	B+/P	(728,387)	14,566,000	12/20/18	500 bp	426,923
21 Index

NA IG Series	BBB+/P	(21,556)	2,035,000	12/20/18	100 bp	12,252
21 Index

Dynamic Risk Allocation Fund 63

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING at 11/30/13 (Unaudited) cont.
		Upfront			Payments
		premium		Termi-	received
		received	Notional	nation	(paid) by fund	Unrealized
Referenced debt*	Rating***	(paid)**	amount	date	per annum	appreciation

NA HY Series	B+/P	$(88,177)	$2,000,000	12/20/18	500 bp	$68,787
21 Index

NA IG Series	BBB+/P	(24,162)	2,250,000	12/20/18	100 bp	13,218
21 Index

NA HY Series	B+/P	(395,492)	9,300,000	12/20/18	500 bp	334,393
21 Index

NA IG Series	BBB+/P	(3,396)	320,000	12/20/18	100 bp	1,920
21 Index

NA IG Series	BBB+/P	(29,288)	2,665,000	12/20/18	100 bp	14,986
21 Index

NA HY Series	B+/P	(1,792,281)	25,825,000	12/20/18	500 bp	162,787
21 Index

Total		$(3,137,232)				$1,075,981

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at November 30, 2013. Securities rated by Putnam are indicated by “/P.”

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Basic materials	$2,605,258	$1,539,321	$—

Capital goods	3,519,824	940,548	—

Communication services	1,987,178	972,257	—

Conglomerates	1,499,007	404,172	—

Consumer cyclicals	10,396,835	2,244,365	—

Consumer staples	5,599,413	2,262,950	—

Energy	4,420,730	1,501,766	—

Financials	17,059,880	3,727,451	—

Health care	7,915,594	2,572,258	—

Technology	9,443,804	514,052	—

Transportation	1,883,556	172,618	—

Utilities and power	1,390,646	936,907	—

Total common stocks	67,721,725	17,788,665	—

64 Dynamic Risk Allocation Fund

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Commodity linked notes	$—	$6,852,899	$—

Convertible bonds and notes	—	45,259	—

Convertible preferred stocks	—	32,332	—

Corporate bonds and notes	—	17,562,178	—

Investment companies	137,648	—	—

Mortgage-backed securities	—	6,344,541	—

Preferred stocks	—	103,746	—

Purchased equity options	—	636,611	—

U.S. government and agency mortgage obligations	—	12,691,681	—

U.S. treasury obligations	—	811,128	—

Short-term investments	85,836,071	14,276,261	—

Totals by level	$153,695,444	$77,145,301	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(441,652)	$—

Futures contracts	503,960	—	—

TBA sale commitments	—	(5,336,016)	—

Written equity options	—	(72,425)	—

Interest rate swap contracts	—	2,032,268	—

Total return swap contracts	—	(2,812,858)	—

Credit default contracts	—	5,428,121	—

Totals by level	$503,960	$(1,202,562)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Dynamic Risk Allocation Fund 65

Statement of assets and liabilities 11/30/13 (Unaudited)

ASSETS

Investment in securities, at value, including $54,164 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $128,498,219)	$145,178,524
Affiliated issuers (identified cost $85,662,221) (Notes 1 and 5)	85,662,221

Foreign currency (cost $5,664) (Note 1)	5,215

Dividends, interest and other receivables	531,574

Receivable for shares of the fund sold	673,394

Receivable for investments sold	205,496

Receivable for sales of delayed delivery securities (Note 1)	6,336,848

Receivable for variation margin (Note 1)	101,523

Unrealized appreciation on forward currency contracts (Note 1)	819,285

Unrealized appreciation on OTC swap contracts (Note 1)	371,148

Premium paid on OTC swap contracts (Note 1)	1,259,771

Total assets	241,144,999

LIABILITIES

Payable to custodian	12

Payable for investments purchased	88,052

Payable for purchases of delayed delivery securities (Note 1)	13,709,232

Payable for shares of the fund repurchased	147,076

Payable for compensation of Manager (Note 2)	128,778

Payable for investor servicing fees (Note 2)	68,548

Payable for custodian fees (Note 2)	44,437

Payable for Trustee compensation and expenses (Note 2)	8,531

Payable for administrative services (Note 2)	396

Payable for distribution fees (Note 2)	38,013

Payable for variation margin (Note 1)	157,092

Unrealized depreciation on OTC swap contracts (Note 1)	3,189,584

Premium received on OTC swap contracts (Note 1)	39,285

Unrealized depreciation on forward currency contracts (Note 1)	1,260,937

Written options outstanding, at value (premiums $73,229) (Notes 1 and 3)	72,425

TBA sale commitments, at value (proceeds receivable $5,339,922) (Note 1)	5,336,016

Collateral on securities loaned, at value (Note 1)	56,150

Collateral on certain derivative contracts, at value (Note 1)	1,072,125

Other accrued expenses	51,542

Total liabilities	25,468,231

Net assets	$215,676,768

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$207,943,605

Accumulated net investment loss (Note 1)	(67,577)

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(9,763,010)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	17,563,750

Total — Representing net assets applicable to capital shares outstanding	$215,676,768

(Continued on next page)

66 Dynamic Risk Allocation Fund

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($44,578,804 divided by 4,052,064 shares)	$11.00

Offering price per class A share (100/94.25 of $11.00)*	$11.67

Net asset value and offering price per class B share ($3,283,982 divided by 302,594 shares)**	$10.85

Net asset value and offering price per class C share ($18,833,018 divided by 1,737,787 shares)**	$10.84

Net asset value and redemption price per class M share ($328,677 divided by 29,879 shares)	$11.00

Offering price per class M share (100/96.50 of $11.00)*	$11.40

Net asset value, offering price and redemption price per class R share
($470,651 divided by 42,998 shares)	$10.95

Net asset value, offering price and redemption price per class R5 share
($10,904 divided by 986 shares)	$11.06

Net asset value, offering price and redemption price per class R6 share
($2,143,351 divided by 193,652 shares)	$11.07

Net asset value, offering price and redemption price per class Y share
($146,027,381 divided by 13,229,784 shares)	$11.04

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Dynamic Risk Allocation Fund	67

Statement of operations Six months ended 11/30/13 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $27,534)	$1,004,235

Interest (net of foreign tax of $8) (including interest income of $19,491 from investments
in affiliated issuers) (Note 5)	666,836

Securities lending (Note 1)	308

Total investment income	1,671,379

EXPENSES

Compensation of Manager (Note 2)	1,001,134

Investor servicing fees (Note 2)	216,663

Custodian fees (Note 2)	59,189

Trustee compensation and expenses (Note 2)	7,606

Distribution fees (Note 2)	182,592

Administrative services (Note 2)	2,364

Other	92,526

Fees waived and reimbursed by Manager (Note 2)	(91,012)

Total expenses	1,471,062

Expense reduction (Note 2)	(1,202)

Net expenses	1,469,860

Net investment income	201,519

Net realized loss on investments (Notes 1 and 3)	(345,166)

Net realized loss on swap contracts (Note 1)	(1,348,854)

Net realized loss on futures contracts (Note 1)	(2,328,514)

Net realized loss on foreign currency transactions (Note 1)	(1,011,753)

Net realized loss on written options (Notes 1 and 3)	(622,590)

Net unrealized appreciation of assets and liabilities in foreign currencies during the period	575,104

Net unrealized appreciation of investments, futures contracts, swap contracts, written options,
and TBA sale commitments during the period	11,772,862

Net gain on investments	6,691,089

Net increase in net assets resulting from operations	$6,892,608

The accompanying notes are an integral part of these financial statements.

68 Dynamic Risk Allocation Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 11/30/13*	Year ended 5/31/13

Operations:
Net investment income	$201,519	$340,893

Net realized gain (loss) on investments
and foreign currency transactions	(5,656,877)	1,428,133

Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	12,347,966	8,777,214

Net increase in net assets resulting from operations	6,892,608	10,546,240

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	—	(819,727)

Class B	—	(36,913)

Class C	—	(201,447)

Class M	—	(1,835)

Class R	—	(6,777)

Class R5	—	(199)

Class R6	—	(204)

Class Y	—	(2,678,694)

Net realized short-term gain on investments

Class A	—	(767,685)

Class B	—	(37,957)

Class C	—	(201,655)

Class M	—	(3,701)

Class R	—	(6,284)

Class R5	—	(179)

Class R6	—	(179)

Class Y	—	(2,221,925)

From net realized long-term gain on investments
Class A	—	(149,066)

Class B	—	(7,370)

Class C	—	(39,157)

Class M	—	(719)

Class R	—	(1,220)

Class R5	—	(35)

Class R6	—	(35)

Class Y	—	(431,448)

Increase (decrease) from capital share transactions (Note 4)	(40,113,235)	118,377,574

Total increase (decrease) in net assets	(33,220,627)	121,309,403

NET ASSETS

Beginning of period	248,897,395	127,587,992

End of period (including accumulated net investment loss
of $67,577 and distributions in excess of net investment
income of $269,096, respectively)	$215,676,768	$248,897,395

* Unaudited

The accompanying notes are an integral part of these financial statements.

Dynamic Risk Allocation Fund 69

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

												Ratio of net
											Ratio	investment
	Net asset		Net realized								of expenses	income (loss)
	value,		and unrealized	Total from	From	From	Total	Net asset	Total return	Net assets,	to average	to average	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	net realized gain	distribu-	value, end	at net asset	end of period	net assets	net assets	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	tions	of period	value (%) [b]	(in thousands)	(%) [c,d]	(%) [d]	(%)

Class A
November 30, 2013**	$10.63	— [e]	.37	.37	—	—	—	$11.00	3.48*	$44,579	.71*	.05*	38*
May 31, 2013	10.24	.01	.81	.82	(.20)	(.23)	(.43)	10.63	7.97	68,440	1.40	.06	40
May 31, 2012†	10.00	(.02)	.39	.37	(.09)	(.04)	(.13)	10.24	3.77*	38,666	.98*	(.22)*	41*

Class B
November 30, 2013**	$10.53	(.03)	.35	.32	—	—	—	$10.85	3.04*	$3,284	1.08*	(.33)*	38*
May 31, 2013	10.20	(.07)	.81	.74	(.18)	(.23)	(.41)	10.53	7.22	2,852	2.15	(.61)	40
May 31, 2012†	10.00	(.07)	.38	.31	(.07)	(.04)	(.11)	10.20	3.19*	727	1.50*	(.68)*	41*

Class C
November 30, 2013**	$10.51	(.03)	.36	.33	—	—	—	$10.84	3.14*	$18,833	1.08*	(.33)*	38*
May 31, 2013	10.19	(.06)	.80	.74	(.19)	(.23)	(.42)	10.51	7.18	21,015	2.15	(.57)	40
May 31, 2012†	10.00	(.07)	.38	.31	(.08)	(.04)	(.12)	10.19	3.21*	3,151	1.50*	(.66)*	41*

Class M
November 30, 2013**	$10.66	(.02)	.36	.34	—	—	—	$11.00	3.19*	$329	.96*	(.20)*	38*
May 31, 2013	10.21	(.05)	.82	.77	(.09)	(.23)	(.32)	10.66	7.52	358	1.90	(.47)	40
May 31, 2012†	10.00	(.06)	.39	.33	(.08)	(.04)	(.12)	10.21	3.39*	363	1.33*	(.60)*	41*

Class R
November 30, 2013**	$10.59	(.01)	.37	.36	—	—	—	$10.95	3.40*	$471	.83*	(.08)*	38*
May 31, 2013	10.23	(.01)	.80	.79	(.20)	(.23)	(.43)	10.59	7.70	458	1.65	(.11)	40
May 31, 2012†	10.00	(.05)	.40	.35	(.08)	(.04)	(.12)	10.23	3.59*	102	1.15*	(.45)*	41*

Class R5
November 30, 2013**	$10.68	.02	.36	.38	—	—	—	$11.06	3.56*	$11	.58*	.16*	38*
May 31, 2013††	10.56	.03	.53	.56	(.21)	(.23)	(.44)	10.68	5.26*	11	1.05*	.25*	40

Class R6
November 30, 2013**	$10.68	.02	.37	.39	—	—	—	$11.07	3.65*	$2,143	.55*	.20*	38*
May 31, 2013††	10.56	.08	.49	.57	(.22)	(.23)	(.45)	10.68	5.31*	2,713	1.05*	.63*	40

Class Y
November 30, 2013**	$10.65	.02	.37	.39	—	—	—	$11.04	3.66*	$146,027	.58*	.17*	38*
May 31, 2013	10.26	.03	.82	.85	(.23)	(.23)	(.46)	10.65	8.21	153,051	1.15	.32	40
May 31, 2012†	10.00	.01	.38	.39	(.09)	(.04)	(.13)	10.26	4.02*	84,578	.80*	.11*	41*

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

70 Dynamic Risk Allocation Fund	Dynamic Risk Allocation Fund	71

Financial highlights (Continued)

* Not annualized

** Unaudited.

† For the period September 19, 2011 (commencement of operations) to May 31, 2012.

†† For the period July 3, 2012 (commencement of operations) to May 31, 2013.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements (Note 2).

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts as a percentage of average net assets (Note 2):

	Percentage of average net assets
	11/30/13	5/31/13	5/31/12

Class A	0.04%	0.16%	0.61%

Class B	0.04	0.16	0.61

Class C	0.04	0.16	0.61

Class M	0.04	0.16	0.61

Class R	0.04	0.16	0.61

Class R5	0.01	0.08	N/A

Class R6	N/A	N/A	N/A

Class Y	0.04	0.16	0.61

e Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

72 Dynamic Risk Allocation Fund

Notes to financial statements 11/30/13 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from June 1, 2013 through November 30, 2013.

Putnam Dynamic Risk Allocation Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek total return. Total return is composed of capital appreciation and income. The fund invests in a diversified set of asset classes. By investing in a broader set of asset classes than a traditional balanced fund, and by using leverage to increase the fund’s exposure to asset classes, Putnam Management believes the fund may achieve a higher total return than a traditional balanced fund with approximately the same amount of risk as a traditional balanced fund. Risk is measured by the volatility of the fund’s investment portfolio. The fund may invest without limit in U.S., international, and emerging markets equity securities (growth or value stocks or both) of companies of any size and fixed-income securities (including in high yield securities, which are sometimes referred to as “junk bonds”); mortgage-and asset-backed securities; inflation-protected securities; commodities; and real estate investment trusts. These asset classes offer different return potential and exposure to different investment risks.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Dynamic Risk Allocation Fund	73

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

74 Dynamic Risk Allocation Fund

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk, to gain exposure to interest rates, to hedge against changes in values of securities it owns, owned or expects to own, to hedge prepayment risk, to generate additional income for the portfolio, to enhance the return on a security owned, and to enhance the return on securities owned.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers. Forward premium swap option contracts include premiums that do not settle until the expiration date of the contract. The delayed settlement of the premiums are factored into the daily valuation of the option contracts.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure on currency.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts

Dynamic Risk Allocation Fund	75

are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to gain exposure to specific markets or countries, and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes an upfront payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset

76 Dynamic Risk Allocation Fund

on the fund’s books. Periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the close of the contract. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties are settled through a central clearing agent through variation margin payments. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $2,452,054 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund for these agreements totaled $2,166,151.

TBA purchase commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of

Dynamic Risk Allocation Fund	77

the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $54,165 and the fund received cash collateral of $56,150.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net

78 Dynamic Risk Allocation Fund

investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer $1,201,395 of late year ordinary losses ((i) ordinary losses recognized during the period between January 1, 2013 and May 31, 2013, and (ii) specified ordinary losses recognized during the period between November 1, 2012 and May 31, 2013, to its fiscal year ending May 31, 2014.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer $4,192,830 of certain losses recognized during the period from November 1, 2012 to May 31, 2013 to its fiscal year ending May 31, 2014.

The aggregate identified cost on a tax basis is $214,359,782, resulting in gross unrealized appreciation and depreciation of $18,724,613 and $2,243,650, respectively, or net unrealized appreciation of $16,480,963.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

1.050%	of the first $5 billion,	0.850%	of the next $50 billion,

1.000%	of the next $5 billion,	0.830%	of the next $50 billion,

0.950%	of the next $10 billion,	0.820%	of the next $100 billion and

0.900%	of the next $10 billion,	0.815%	of any excess thereafter.

Following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management, the Trustees of the fund approved an interim management contract with Putnam Management. Consistent with Rule 15a–4 under the Investment Company Act of 1940, the interim management contract will remain in effect until the earlier to occur of (i) approval by the fund’s shareholders of a new management contract and (ii) March 7, 2014. Except with respect to termination, the substantive terms of the interim management contract, including terms relating to fees payable to Putnam Management, are identical to the terms of the fund’s previous management contract with Putnam Management. The Trustees of the fund also approved the continuance, effective October 8, 2013, of the sub-management contract between Putnam Management and Putnam Investments Limited (PIL) described below, for a term no longer than March 7, 2014. The Trustees of the fund have called a shareholder meeting for February 27, 2014, at which shareholders of the fund will consider approval of a proposed new management contract between the fund and Putnam Management. The substantive terms of the proposed new management contract, including terms relating to fees, are identical to the terms of the fund’s previous management contract. Further information regarding the proposed new management contract is included in a proxy statement filed with the SEC on December 20, 2013. The proxy statement was mailed to shareholders of record beginning on or about December 23, 2013.

Dynamic Risk Allocation Fund 79

Putnam Management has agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through September 30, 2014, to the extent that total expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, payments under distribution plans, extraordinary expenses and acquired fund fees and expenses) would exceed an annual rate of 1.15% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $91,012 as a result of this limit. This expense limitation remains in place under the interim management contract described above.

Putnam Management has also contractually agreed, through September 30, 2014, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit. This expense limitation remains in place under the interim management contract described above.

PIL, an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for Class R5 and R6 shares) based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Class R5 shares pay a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%. Class R6 shares pay a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$49,947	Class R5	8

Class B	2,976	Class R6	595

Class C	19,883	Class Y	142,482

Class M	331	Total	$216,663

Class R	441

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $50 under the expense offset arrangements and by $1,152 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $147, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense

80 Dynamic Risk Allocation Fund

for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$63,788	Class M	1,263

Class B	15,159	Class R	1,126

Class C	101,256	Total	$182,592

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $6,073 and $56 from the sale of class A and class M shares, respectively, and received $737 and $469 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments and TBA transactions aggregated $44,577,078 and $61,788,578, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Written option transactions during the reporting period are summarized as follows:

	Written equity option	Written equity option
	contract amounts	premiums

Written options outstanding at the
beginning of the reporting period	31,738	$112,670

Options opened	1,745,400	668,132
Options exercised	—	—
Options expired	(686,646)	(226,502)
Options closed	(1,026,514)	(481,071)

Written options outstanding at the
end of the reporting period	63,978	$73,229

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 11/30/13		Year ended 5/31/13

Class A	Shares	Amount	Shares	Amount

Shares sold	534,823	$5,701,843	5,207,659	$56,257,334

Shares issued in connection with
reinvestment of distributions	—	—	146,665	1,563,450

	534,823	5,701,843	5,354,324	57,820,784

Shares repurchased	(2,919,150)	(30,894,845)	(2,694,196)	(29,289,665)

Net increase (decrease)	(2,384,327)	$(25,193,002)	2,660,128	$28,531,119

Dynamic Risk Allocation Fund	81

	Six months ended 11/30/13		Year ended 5/31/13

Class B	Shares	Amount	Shares	Amount

Shares sold	56,084	$590,313	220,294	$2,392,233

Shares issued in connection with
reinvestment of distributions	—	—	5,783	61,245

	56,084	590,313	226,077	2,453,478

Shares repurchased	(24,398)	(257,806)	(26,443)	(285,389)

Net increase	31,686	$332,507	199,634	$2,168,089

	Six months ended 11/30/13		Year ended 5/31/13

Class C	Shares	Amount	Shares	Amount

Shares sold	270,772	$2,824,645	1,836,415	$19,797,087

Shares issued in connection with
reinvestment of distributions	—	—	35,063	370,964

	270,772	2,824,645	1,871,478	20,168,051

Shares repurchased	(531,753)	(5,586,671)	(181,926)	(1,962,713)

Net increase (decrease)	(260,981)	$(2,762,026)	1,689,552	$18,205,338

	Six months ended 11/30/13		Year ended 5/31/13

Class M	Shares	Amount	Shares	Amount

Shares sold	8,752	$93,566	26,983	$292,377

Shares issued in connection with
reinvestment of distributions	—	—	584	6,254

	8,752	93,566	27,567	298,631

Shares repurchased	(12,416)	(132,926)	(29,594)	(316,630)

Net decrease	(3,664)	$(39,360)	(2,027)	$(17,999)

	Six months ended 11/30/13		Year ended 5/31/13

Class R	Shares	Amount	Shares	Amount

Shares sold	4,822	$50,690	32,961	$360,733

Shares issued in connection with
reinvestment of distributions	—	—	940	9,991

	4,822	50,690	33,901	370,724

Shares repurchased	(5,033)	(52,664)	(692)	(7,603)

Net increase (decrease)	(211)	$(1,974)	33,209	$363,121

			For the period 7/3/12
			(commencement of operations)
	Six months ended 11/30/13		to 5/31/13

Class R5	Shares	Amount	Shares	Amount

Shares sold	—	$—	947	$10,000

Shares issued in connection with
reinvestment of distributions	—	—	39	413

	—	—	986	10,413

Shares repurchased	—	—	—	—

Net increase	—	$—	986	$10,413

82 Dynamic Risk Allocation Fund

			For the period 7/3/12
			(commencement of operations)
	Six months ended 11/30/13		to 5/31/13

Class R6	Shares	Amount	Shares	Amount

Shares sold	16,313	$174,890	267,359	$2,926,140

Shares issued in connection with
reinvestment of distributions	—	—	39	418

	16,313	174,890	267,398	2,926,558

Shares repurchased	(76,706)	(815,844)	(13,353)	(146,519)

Net increase (decrease)	(60,393)	$(640,954)	254,045	$2,780,039

	Six months ended 11/30/13		Year ended 5/31/13

Class Y	Shares	Amount	Shares	Amount

Shares sold	1,209,436	$13,004,637	8,608,034	$93,354,565

Shares issued in connection with
reinvestment of distributions	—	—	488,618	5,213,550

	1,209,436	13,004,637	9,096,652	98,568,115

Shares repurchased	(2,344,261)	(24,813,063)	(2,977,551)	(32,230,661)

Net increase (decrease)	(1,134,825)	$(11,808,426)	6,119,101	$66,337,454

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value

Class R	10,000	23.3%	$109,500

Class R5	986	100.0	10,904

Class R6	986	0.5	10,915

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, which are under common ownership or control, were as follows:

	Market value at				Market value
	the beginning				at the end of
	of the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Money Market
Liquidity Fund*	$11,166,000	$32,379,644	$—	$6,660	$43,545,644

Putnam Short Term
Investment Fund*	54,887,051	42,953,140	55,779,764	12,831	42,060,427

Totals	$66,053,051	$75,332,784	$55,779,764	$19,491	$85,606,071

* Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher yielding, lower rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and

Dynamic Risk Allocation Fund 83

asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	280,000

Written equity option contracts (contract amount) (Note 3)	79,000

Futures contracts (number of contracts)	700

Forward currency contracts (contract amount)	$175,200,000

OTC interest rate swap contracts (notional)	$60,600,000

Centrally cleared interest rate swap contracts (notional)	$40,900,000

OTC total return swap contracts (notional)	$120,000,000

OTC credit default swap contracts (notional)	$54,200,000

Centrally cleared credit default contracts (notional)	$27,700,000

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Receivables, Net
assets — Unrealized
Credit contracts	appreciation	$5,450,767*	Payables	$22,646

Foreign exchange
contracts	Receivables	819,285	Payables	1,260,937

Investments,
	Receivables, Net		Payables, Net
	assets — Unrealized		assets — Unrealized
Equity contracts	appreciation	1,050,696*	depreciation	2,148,788*

	Receivables, Net		Payables, Net
	assets — Unrealized		assets — Unrealized
Interest rate contracts	appreciation	2,895,574*	depreciation	1,509,926*

Total		$10,216,322		$4,942,297

* Includes cumulative appreciation/depreciation of futures contracts and centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

84 Dynamic Risk Allocation Fund

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$3,337,306	$3,337,306

Foreign exchange
contracts	—	—	(1,059,873)	(6,114,929)	$(7,174,802)

Equity contracts	(1,642,880)	(521,370)	—	1,428,769	$(735,481)

Interest rate contracts	—	(1,807,144)	—	—	$(1,807,144)

Total	$(1,642,880)	$(2,328,514)	$(1,059,873)	$(1,348,854)	$(6,380,121)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$(206,493)	$(206,493)

Foreign
exchange contracts	—	—	573,048	—	$573,048

Equity contracts	(12,109)	(196,276)	—	(1,255,927)	$(1,464,312)

Interest rate contracts	—	1,318,781	—	2,992,791	$4,311,572

Total	$(12,109)	$1,122,505	$573,048	$1,530,371	$3,213,815

Dynamic Risk Allocation Fund 85

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements, reverse repurchase agreements, securities lending and borrowing transactions, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital Inc. (clearing broker)	Citibank, N.A.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs Bank USA	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Royal Bank of Scotland PLC (The)	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total

Assets:

OTC Total return swap contracts*#	$84,734	$—	$—	$171,775	$37,706	$—	$—	$—	$—	$61	$—	$—	$—	$—	$—	$294,276

OTC Credit default swap contracts*#	—	956,418	—	—	—	270,930	—	—	—	10,206	—	—	—	—	—	1,237,554

Futures contracts***	—	—	—	—	—	—	—	—	—	—	101,523	—	—	—	—	101,523

Forward currency contracts#	27,673	121,472	—	34,963	128,741	17,503	—	38,172	44,780	65,349	—	60,053	113,345	140,155	27,079	819,285

Purchased equity options**#	636,611	—	—	—	—	—	—	—	—	—	—	—	—	—	—	636,611

Securities on loan**	—	—	—	—	—	—	54,164	—	—	—	—	—	—	—	—	54,164

Total Assets	$749,018	$1,077,890	$—	$206,738	$166,447	$288,433	$54,164	$38,172	$44,780	$75,616	$101,523	$60,053	$113,345	$140,155	$27,079	$3,143,413

Liabilities:

Centrally cleared interest rate
swap contracts***	—	—	88,733	—	—	—	—		—	—	—	—	—	—	—	88,733

OTC Total return swap contracts*#	1,585,179	180,555	—	271,140	524,160	31,263	—	226,139	—	288,698	—	—	—	—	—	3,107,134

OTC Credit default swap contracts*#	—	—	—	—	22,646	—	—	—	—	—	—	—	—	—	—	22,646

Centrally cleared credit default
swap contracts***	—	—	41,306	—	—	—	—	—	—	—	—	—	—	—	—	41,306

Futures contracts***	—	—	—	—	—	—	—	—	—	—	27,053	—	—	—	—	27,053

Forward currency contracts#	76,999	130,506	—	85,621	108,466	110,342	—	92,279	20,485	277,812	—	96,842	133,037	106,981	21,567	1,260,937

Written equity options#	72,425	—	—	—	—	—	—	—	—	—	—	—	—	—	—	72,425

Total Liabilities	$1,734,603	$311,061	$130,039	$356,761	$655,272	$141,605	$—	$318,418	$20,485	$566,510	$27,053	$96,842	$133,037	$106,981	$21,567	$4,620,234

Total Financial and Derivative Net Assets	$(985,585)	$766,829	$(130,039)	$(150,023)	$(488,825)	$146,828	$54,164	$(280,246)	$24,295	$(490,894)	$74,470	$(36,789)	$(19,692)	$33,174	$5,512	$(1,476,821)

Total collateral received (pledged)##†	$(914,738)	$766,829	$—	$(60,951)	$(488,825)	$146,828	$54,164	$(250,799)	$—	$(419,958)	$—	$—	$—	$—	$—	$(1,167,450)

Net amount	$(70,847)	$—	$(130,039)	$(89,072)	$—	$—	$—	$(29,447)	$24,295	$(70,936)	$74,470	$(36,789)	$(19,692)	$33,174	$5,512	$(309,371)

*Excludes premiums. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

**Included with Investments in securities on the Statement of assets and liabilities

#Covered by master netting agreement.

***Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

##Any over-collateralization of total financial and derivative net assets is not shown.

†Additional collateral may be required from certain brokers based on individual agreements.

86 Dynamic Risk Allocation Fund	Dynamic Risk Allocation Fund	87

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	International Value Fund
Growth Opportunities Fund	Multi-Cap Value Fund
International Growth Fund	Small Cap Value Fund
Multi-Cap Growth Fund
Small Cap Growth Fund	Income
Voyager Fund	American Government Income Fund
Diversified Income Trust
Blend	Emerging Markets Income Fund
Asia Pacific Equity Fund	Floating Rate Income Fund
Capital Opportunities Fund	Global Income Trust
Capital Spectrum Fund	High Yield Advantage Fund
Emerging Markets Equity Fund	High Yield Trust
Equity Spectrum Fund	Income Fund
Europe Equity Fund	Money Market Fund*
Global Equity Fund	Short Duration Income Fund
International Capital Opportunities Fund	U.S. Government Income Trust
International Equity Fund
Investors Fund	Tax-free income
Low Volatility Equity Fund	AMT-Free Municipal Fund
Multi-Cap Core Fund	Intermediate-Term Municipal Income Fund
Research Fund	Short-Term Municipal Income Fund
Strategic Volatility Equity Fund	Tax Exempt Income Fund
Tax Exempt Money Market Fund*
Value	Tax-Free High Yield Fund
Convertible Securities Fund
Equity Income Fund	State tax-free income funds:
George Putnam Balanced Fund	Arizona, California, Massachusetts, Michigan,
Global Dividend Fund	Minnesota, New Jersey, New York, Ohio,
The Putnam Fund for Growth and Income	and Pennsylvania.

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

88 Dynamic Risk Allocation Fund

Absolute Return	Putnam RetirementReady® Funds — portfolios
Absolute Return 100 Fund®	with automatically adjusting allocations to
Absolute Return 300 Fund®	stocks, bonds, and money market instruments,
Absolute Return 500 Fund®	becoming more conservative over time.
Absolute Return 700 Fund®
RetirementReady 2055 Fund
Global Sector	RetirementReady 2050 Fund
Global Consumer Fund	RetirementReady 2045 Fund
Global Energy Fund	RetirementReady 2040 Fund
Global Financials Fund	RetirementReady 2035 Fund
Global Health Care Fund	RetirementReady 2030 Fund
Global Industrials Fund	RetirementReady 2025 Fund
Global Natural Resources Fund	RetirementReady 2020 Fund
Global Sector Fund	RetirementReady 2015 Fund
Global Technology Fund
Global Telecommunications Fund	Putnam Retirement Income Lifestyle
Global Utilities Fund	Funds — portfolios with managed
allocations to stocks, bonds, and money
Asset Allocation	market investments to generate
Putnam Global Asset Allocation Funds —	retirement income.
portfolios with allocations to stocks, bonds,
and money market instruments that are	Retirement Income Fund Lifestyle 1
adjusted dynamically within specified ranges	Retirement Income Fund Lifestyle 2
as market conditions change.	Retirement Income Fund Lifestyle 3

Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation
Conservative Fund
Dynamic Asset Allocation Growth Fund
Dynamic Risk Allocation Fund

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Dynamic Risk Allocation Fund 89

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

90 Dynamic Risk Allocation Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Charles B. Curtis	Vice President, Treasurer,
Investment Sub-Manager	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Janet C. Smith
London, England SW1A 1LD	Paul L. Joskow	Vice President,
	Kenneth R. Leibler	Principal Accounting Officer,
Marketing Services	Robert E. Patterson	and Assistant Treasurer
Putnam Retail Management	George Putnam, III
One Post Office Square	Robert L. Reynolds	Susan G. Malloy
Boston, MA 02109	W. Thomas Stephens	Vice President and
Assistant Treasurer
Custodian	Officers
State Street Bank	Robert L. Reynolds	James P. Pappas
and Trust Company	President	Vice President

Legal Counsel	Jonathan S. Horwitz	Mark C. Trenchard
Ropes & Gray LLP	Executive Vice President,	Vice President and
	Principal Executive Officer, and	BSA Compliance Officer
Compliance Liaison
Nancy E. Florek
	Steven D. Krichmar	Vice President, Director of
	Vice President and	Proxy Voting and Corporate
	Principal Financial Officer	Governance, Assistant Clerk,
and Associate Treasurer
Robert T. Burns
Vice President and
Chief Legal Officer

Dynamic Risk Allocation Fund	91

This report is for the information of shareholders of Putnam Dynamic Risk Allocation Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

92 Dynamic Risk Allocation Fund

75 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

PROUD SPONSOR

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

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SA735
284874 1/14

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

.

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: January 28, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: January 28, 2014

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: January 28, 2014